Registration Nos:  33-29678
811-5835

As filed with the Securities and Exchange Commission on May 1, 1997.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X

Post-Effective Amendment No. 10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X

Amendment No. 13

THE FONTAINE TRUST
(Exact name of Registrant as Specified in Charter)

210 West Pennsylvania Avenue, Suite 240
Towson, Maryland 21204
(Address of Principal Executive Offices)    Zip Code

Registrant's Telephone Number, including Area Code: (410) 825-7890

Richard H. Fontaine, The Fontaine Trust,
210 West Pennylvania Avenue, Suite 240
Towson, Maryland  21204
(Name and Address of Agent for Service)

Copies to:

Jane A. Kanter, Esq.
Katten Muchin & Zavis
1025 Thomas Jefferson Street, N.W., East Lobby, Suite 700
Washington, D.C.  20007-5201

Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

      Immediately upon filing pursuant to Paragraph (b) of Rule 485
  X   On May 1, 1997  pursuant to Paragraph (b) of Rule 485
      60 days after filing pursuant to Paragraph (a) of Rule 485
      On ______________ pursuant to Paragraph (a) of Rule 485

The Fontaine Trust has registered an indefinite number of its shares. A Rule 24f-2 Notice for the fiscal period ended December 31, 1996 was filed on February 27, 1997

Page 1 of       Exhibit List appears on Page

THE FONTAINE TRUST

CROSS REFERENCE SHEET

Form N-1A Item No.                      Caption in Prospectus

1. Cover Page                           Cover Page

2. Synopsis                             Introduction

3. Condensed Financial Information      Condensed Financial Information

4. General Description of Registrant    Introduction; Capital Appreciation
                                        Fund; Global Growth  Fund; Global
                                        Income Fund; Organization of the Trust

5. Management of the Fund               Management of the Trust

6. Capital Stock and Other Securities   Dividends, Distributions, and Taxes;
                                        Determination of Net Asset Value;
                                        Shareholder Services

7. Purchase of Securities Being         Purchase of Shares
   Offered

8. Redemption or Repurchase             Redemption of Shares

9. Pending Legal Proceedings            Not Applicable

10. Cover Page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     General Information and History

13. Investment Objectives and           Description of Certain Investments
     Policies

14. Management of the Fund              Management

15. Control Persons and Principal       Management
     Holders of Securities

16. Investment Advisory and Other       Management; Custodian, Transfer
     Services                           Agent and Dividend Disbursing
                                        Agent

17. Brokerage Allocation and            Portfolio Transactions
     Other Practices

18. Capital Stock and Other             Shares of Beneficial Interest and
     Securities                         Related Matters


19. Purchase, Redemption and Pricing    Purchase and Redemptions of
     of Securities Being Offered        Securities Being Offered

20. Tax Status                          Federal Income Taxes

21. Underwriters                        Not Applicable

22. Calculation of Performance Data     Performance Information

23. Financial Statements                Independent Accountants

THE FONTAINE TRUST
210 West Pennsylvania Avenue
Suite 240
Towson, Maryland  21204

PROSPECTUS  -  May 1,    1997

	The Fontaine Trust consists of three portfolios, the Fontaine Capital Appreciation Fund, the Fontaine Global Growth Fund, and the Fontaine Global Income Fund. The Fontaine Capital Appreciation Fund is a stock fund which seeks to provide investors with long-term capital appreciation by investing primarily in common stocks which are considered to be undervalued. The Fontaine Global Growth Fund is an international stock fund which seeks to provide investors with long-term growth of capital by investing primarily in high-quality global growth stocks. The Fontaine Global Income Fund is an international income fund which seeks to provide investors with a high level of current income and capital appreciation by investing primarily in fixed income securities of domestic and foreign issuers.

	This Prospectus sets forth concisely the information about each Fund that you should know before investing. It should be retained for future
reference. A Statement of Additional Information, dated May 1,    1997    ,
for each Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information at no charge by calling 1-800-247-1550 or by writing the Fontaine Trust at the address noted above.

TABLE OF CONTENTS
								 Page
Introduction........................................................2
Condensed Financial Information.....................................4
Capital Appreciation Fund...........................................7
Global Growth Fund..................................................8
Global Income Fund..................................................9
Risk Factors and Certain Investment Practices......................10
Dividends, Distributions, and Taxes................................13
Management of the Trust............................................14
Purchase of Shares.................................................16
Determination of Net Asset Value...................................18
Redemption of Shares...............................................18
Shareholder Services...............................................20
Organization of the Trust..........................................21
Other Information..................................................22

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

				INTRODUCTION

	The Fontaine Trust ("Trust") was organized in 1989 as a Massachusetts business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, commonly known as a mutual fund. The Trust currently consists of three
Funds: the Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund ("Fund" or "Funds"). Each Fund is a separate investment portfolio of the Trust having distinct investment objectives, investment programs, policies, and restrictions. Each Fund is advised by Richard Fontaine Associates, Inc. ("Fontaine Associates"), which manages the day-to-day operations of each Fund and the investment of each Fund's assets. The Capital Appreciation Fund and the Global Growth Fund are diversified investment companies under the Investment Company Act of 1940 ("1940 Act"). The Global Income Fund is registered as a non-diversified investment company under the 1940 Act to enable it to invest more than 5% of its total assets in securities of one issuer, including, in particular, securities of foreign governments.

Fee Table

	The Fee Table, including the Examples below, is included to assist your understanding of the various costs and expenses to which an investment in each Fund would be subject.  The Capital Appreciation Fund commenced operations on September 28, 1989.  The Global Growth Fund and the Global
Income Fund both commenced operations on May 1, 1992.  The figures shown below reflect all the fees and expenses incurred by the Capital Appreciation Fund, the Global Growth Fund and the Global Income Fund for the year ended
December 31,    1996    .  Actual fees and expenses for each of the Funds for
the current year may be greater or less than those stated below. A more complete description of all fees and expenses is included on page 3.



					    Capital        Global    Global
					    Appreciation   Growth    Income
Shareholder Transaction Expenses            Fund           Fund      Fund

Sales Load Imposed on Purchase              None           None      None
Sales Load Imposed on Reinvested Dividends  None           None      None
Deferred Sales Load Imposed on Redemptions  None           None      None
Redemption Fee                              None           None      None
Exchange Fee                                None           None      None


Annual Fund Operating Expenses
(as a percentage of average daily net assets)

Annual Fund Operating Expenses After Waiver or Assumption
(as a percentage of average daily net assets)
				     Capital        Global     Global
				     Appreciation   Growth     Income
				     Fund           Fund       Fund

   Investment Management Fee          .95%<F1>       .80<F1>    .75%<F1>
12b-1 Fees                            None           None       None
Other Expenses
Custodial, accounting sevices,
 and shareholder servicing costs      .38%           .59%       .36%
Professional fees and expenses        .39%           .31%       .27%
Miscellaneous                         .17%           .12%       .13%

Total Fund Operating Expenses<F1>    1.89%          1.82%      1.51%

<F1>   Effective May 1, 1997, the Expense Limitation Agreements with the
Funds, under which Fontaine Associates had agreed to assume and reimburse all annual Fund operating expenses of each Fund (other than certain expenses that are capitalized and certain other non-recurring expenses)
which in any year exceeded 1.50% of the average daily net assets for the
Capital Appreciation Fund and the Global Growth Fund and 1.25% of the
average daily net assets for the Global Income Fund, were discontinued.

Examples

	The table below shows the cumulative expenses attributable to a hypothetical $1,000 investment for the period specified, assuming (1) 5%
annual return, and (2) redemption at the end of each time period<F1>:
			    1 year     3 years     5 years     10 years
Capital Appreciation Fund     $19      $59         $102        $221
Global Growth Fund          $18        $57         $98         $214
Global Income Fund          $15        $48         $82         $180
<F1>
There are no charges imposed upon redemption.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. These Examples should not be considered to be a representation of past or future expenses for each Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes.

CONDENSED FINANCIAL INFORMATION
The following information is part of the Trust's financial statements which have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report appears in the Trust's Annual Report to Shareholders for the year ended December 31, 1996.
The table below represents a condensed financial history of the operations of the Capital Appreciation Fund, the Global Growth
Fund and the Global Income Fund, and expresses the information for each Fund in terms of a single share outstanding through each period.  Additional information about each Fund's performance is contained in the Trust's Annual Report, which may be obtained without charge by calling 1-800-247-1550.
									     Capital
									   Appreciation
				   ------------------------------------------------------------------------------------------
				       Year      Year       Year       Year        Year       Year        From           From
				      Ended     Ended      Ended      Ended       Ended      Ended   9/1/90 to     9/28/89<F2>
				   12/31/96  12/31/95   12/31/94   12/31/93    12/31/92   12/31/91   12/31/90<F1>  to 8/31/90
				   --------  --------   --------   --------    --------   --------   ---------     ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $ 10.67   $ 10.75    $ 10.75   $  9.60     $ 10.78    $ 10.40    $ 10.44        $ 10.00

Investment Activities
Net Investment Income<F4>              0.01      0.26       0.07      0.135        0.33       0.65       0.08          0.44
Net Realized and Unrealized
 Gain/(Loss) on Investments            1.59      1.42       0.18      1.215       (0.76)      0.57       0.32         0.20
Total From Investment Activities       1.60      1.68       0.25      1.35        (0.43)      1.22       0.40         0.64

Distributions
Net Investment Income                 (0.01)    (0.26)     (0.18)    (0.135)      (0.12)     (0.64)     (0.40)       (0.13)
In Excess of Net Investment Income    (0.22)     --         --         --          --         --         --           --
Net Realized Gains                    (2.15)    (1.50)     (0.07)    (0.065)      (0.63)     (0.20)     (0.04)       (0.07)
In Excess of Net Realized Gains       (0.52)     --         --         --          --         --         --           --
Total Distributions                   (2.90)    (1.76)     (0.25)     (0.20)      (0.75)     (0.84)     (0.44)       (0.20)
				   --------  --------   --------   --------    --------   --------   --------      -------
NET ASSET VALUE,
END OF PERIOD                       $  9.37   $ 10.67    $ 10.75   $ 10.75      $  9.60    $ 10.78    $ 10.40      $ 10.44

Ratio of Expenses to
Average Net Assets<F4>                 1.49%     1.50%     1.50%      1.50%       1.50%      1.50%      1.50%        1.50%
Ratio of Net Investment Income
to Average Net Assets                  0.09%     2.16%     1.41%      1.15%       3.12%      4.14%    5.10%<F3>      5.26%<F3>
Total Investment Return               15.00%    15.49%     2.34%     14.09%      -3.94%     11.81%      3.82%        6.45%
Portfolio Turnover Rate               372.7%    96.0%     135.6%     131.7%      129.2%      79.4%   273.9%<F3>     288.0%<F3>
Average Commission Paid             $0.0195      --         --         --          --         --         --           --
Net Assets End of Period (000's)     $6,405    $5,282     $5,679     $8,903     $14,902    $15,950     $6,459       $4,486

<F1>Transition Period
<F2>Commencement of Operations
<F3>Annualized
<F4>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Capital
Appreciation.  Without fees waived or reimbursed by the adviser , the annualized expense ratios would have been:
1.89%, 2.10%, 2.23%, 1.81%, 1.94%, 1.95% , 3.43% and  3.43%.  Please see "Management of the Trust - Expenses" for
information about fee waivers and reimbursements.
    This per share information and other information should be read in conjunction with the financial statements and related notes included in the Trust's Annual Report to Shareholders for the year ended December 31, 1996, which, except for pages 1 through 5 thereof, is incorporated by reference in the Trust's Statement of Additional Information.

CONDENSED FINANCIAL INFORMATION (Cont'd)

							       Global
							       Growth
					  ---------------------------------------------------
					      Year        Year      Year      Year      From
					     Ended       Ended     Ended     Ended  5/1/92<F1>
					  12/31/96    12/31/95  12/31/94  12/31/93  to 12/31/92
					  --------    --------  --------  --------  -----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $ 10.03     $  9.61   $ 10.34   $  9.33   $ 10.00
Investment Activities
Net Investment Income<F3>                     0.06        0.21      0.16      0.14      0.07
Net Realized and Unrealized
   Gain/(Loss) on Investments                 3.65        1.14     (0.20)     1.11     (0.41)
Total From Investment Activities              3.71        1.35     (0.04)     1.25     (0.34)

Distributions
Net Investment Income                        (0.02)      (0.22)    (0.16)    (0.11)    (0.08)
In Excess of Net Investment Income           (0.10)       --        --        --        --
Net Realized Gains                           (1.09)      (0.71)    (0.53)    (0.13)    (0.25)
In Excess of Net Realized Gains              (0.03)       --        --        --        --
Total Distributions                          (1.24)      (0.93)    (0.69)    (0.24)    (0.33)

NET ASSET VALUE,
END OF PERIOD                              $ 12.50     $ 10.03   $  9.61   $ 10.34   $  9.33
Ratio of Expenses to
  Average Net Assets<F3>                      1.46%      1.44%     1.45%     1.50%     1.50%
Ratio of Net Investment Income
  to Average Net Assets                       0.36%      2.36%     1.69%     1.15%    1.23%<F2>
Total Investment Return                      37.10%     13.97%    -0.35%    13.39%    -3.37%
Portfolio Turnover Rate                      252.8%     101.5%    114.1%    263.8%   348.5%<F2>
Average Commission Paid                    $0.0144       --         --        --        --
Net Assets End of Period (000's)            $4,803       $700      $341      $349      $335

<F1>Commencement of Operations
<F2>Annualized
<F3>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for
Global Growth.  Without fees waived or reimbursed by the adviser, the annualized expense ratios would have been:
1.82%, 2.04%, 1.45%, 3.62% and 7.19%.  Please see "Management of the Trust - Expenses" for information about fee waivers and reimbursements.

CONDENSED FINANCIAL INFORMATION (Cont'd)

								Global
								Income
					  -----------------------------------------------------
					      Year      Year      Year      Year        From
					     Ended     Ended     Ended     Ended    5/1/92<F1>
					  12/31/96  12/31/95  12/31/94  12/31/93    to 12/31/92
					  --------  --------  --------  --------    -----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $ 10.46   $ 10.16   $ 10.78   $  9.37     $ 10.00
Investment Activities
Net Investment Income<F3>                     0.26      0.36      0.29      --          0.14
Net Realized and Unrealized
  Gain/(Loss) on Investments                  1.33      0.91     (0.13)     1.92       (0.48)
Total From Investment Activities              1.59      1.27      0.16      1.92       (0.34)

Distributions
Net Investment Income                        (0.30)    (0.35)    (0.39)     --         (0.21)
In Excess of Net Investment Income           (0.07)     --        --        --          --
Net Realized Gains                           (0.79)    (0.62)    (0.39)    (0.51)      (0.08)
Total Distributions                          (1.16)    (0.97)    (0.78)    (0.51)      (0.29)

NET ASSET VALUE,
END OF PERIOD                              $ 10.89   $ 10.46   $ 10.16   $ 10.78     $  9.37
Ratio of Expenses to
  Average Net Assets<F3>                     1.24%     1.21%     1.21%     1.25%       1.25%
Ratio of Net Investment Income
  to Average Net Assets                      2.30%     3.35%     2.49%     2.13%       2.47%<F2>
Total Investment Return                     15.21%    12.62%     1.49%    20.53%      -3.47%
Portfolio Turnover Rate                     222.2%     95.9%    129.9%    171.5%      189.6%<F2>
Average Commission Paid                    $0.0264      --        --        --          --
Net Assets End of Period (000's)            $2,759    $1,060      $683      $849      $1,384

<F1>Commencement of Operations
<F2>Annualized
<F3>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.25% for
Global Income.  Without fees waived or reimbursed by the adviser, the annualized expense ratios would have been:
1.51%, 1.74%, 1.98%, 2.32% and 3.05%.  Please see "Management of the Trust - Expenses" for information about fee waivers and reimbursements.

			   CAPITAL APPRECIATION FUND


Investment Objectives

	The Capital Appreciation Fund seeks to maximize long-term capital appreciation by investing primarily in common stocks which are considered by the Fund's investment adviser, Fontaine Associates, to be undervalued or out of favor with investors and which are expected to increase in price over the long-term. The production of current income is a secondary objective of the Fund.

Investment Program

	The investment program of the Capital Appreciation Fund is based on the belief of Fontaine Associates that significant capital appreciation may be achieved by investment in securities of companies that are temporarily undervalued in relation to the company's assets, earnings, or long-term growth potential. As a matter of fundamental policy, during normal market conditions, substantially all of the Fund's assets (i.e., 80% of the Fund's total assets) will be invested in common stocks.

	In selecting investments for the Fund, Fontaine Associates uses a "valuation" discipline to identify stocks whose prospects for price appreciation, over time, are believed to exceed the risk of loss of market value. This approach is based on the belief that the securities of certain companies may sell at a discount from their fundamental value. Fontaine Associates looks for stocks that, for one reason or another, are relatively inexpensively priced today compared to their historical average. In evaluating potential investments, Fontaine Associates looks at the range of each security's market price as compared to its stated book value over the past 10 to 15 years. Fontaine Associates also looks for catalysts that may increase the value of potential investments, such as an improvement in a company's financial fundamentals, a structural reorganization, or the potential for a significant acquisition or merger by a company.

	Although the Fund will ordinarily invest at least 80% of its total assets in common stocks, to the extent not so invested, it may invest in:
(i) privately placed securities; (ii) equity-related securities (i.e., preferred stocks, securities convertible into or exchangeable for common stocks, and warrants); and (iii) foreign equity and debt securities (limited to 20% of the Fund's total assets). The Fund's investment in privately placed securities, convertible securities, and preferred stocks is limited in each case to 10% of the Fund's total assets.

	As noted above, the Fund may invest up to 20% of its total assets in debt and equity securities principally traded in markets outside the United States in order to further diversify its portfolio. The Fund will invest
only in foreign securities of developed countries, such as those in    North
America    , Western Europe and the Pacific Basin and will invest in only high and medium quality debt securities, as described more fully in the discussion concerning the Global Income Fund. While investments in foreign securities are intended to reduce risk, such investments involve risks and disadvantages not typically associated with investment in domestic issuers. (Please see "Global Growth Fund," "Global Income Fund," and "Risk Factors and Certain Investment Practices" -- "Foreign Securities" for more information about such securities.)

	The Fund may also use U.S. dollar-denominated high-quality money market instruments and short-term debt securities to reduce downside exposure to uncertain or declining market conditions. Such securities will be rated within the two highest credit categories by any nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable investment quality as determined by Fontaine Associates. For temporary or defensive purposes, the Fund may invest in high-quality domestic money market instruments, high-quality domestic short-term debt securities or may hold the Fund's assets in cash or cash equivalents without limitation. (Please see "Risk Factors and Certain Investment Practices" -- "Cash Reserves and Repurchase Agreements" for further information about these money market instruments.)

	The equity securities purchased by the Fund are expected to be traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange, the NASDAQ National Market, and certain foreign stock exchanges.

	There is no assurance that the fund will achieve its investment objective.


	GLOBAL GROWTH FUND


Investment Objective

	The Global Growth Fund seeks long-term growth of capital by investing primarily in equity and equity-related securities of domestic and foreign issuers.

Investment Program

	To achieve its objective, the Global Growth Fund will under normal market conditions invest primarily (i.e., 65% of its total assets) in equity and equity-related securities of established medium and large capitalization domestic and foreign issuers. Such equity and equity-related investments by the Fund will be limited to common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants. The Fund will invest in such equity and equity-related securities of foreign issuers primarily through the purchase of American Depository Receipts ("ADRs") as well as securities traded on foreign stock exchanges and established foreign over-the-counter markets.

	The Fund intends to broadly diversify its holdings among developed countries having strong and stable national financial markets. Fontaine Associates believes that broad diversification provides a prudent means of reducing volatility while permitting the Fund to take advantage of the potentially different movements of major equity markets. While the Fund may invest anywhere in the world, it expects that most of its investments will be made in securities of issuers located in developed countries in North America, Western Europe, and the Pacific Basin. In allocating the Fund's investments among different countries and geographic regions, Fontaine Associates will consider such factors as: relative economic growth, expected levels of inflation, government policies affecting business conditions, and market trends throughout the world. Under normal conditions, the Fund expects to have at least 65% of its assets invested in at least three different countries (one of which may be the United States). For temporary or defensive purposes, the Fund may invest substantially all its assets in one or two countries. In selecting companies within those countries and geographic regions, Fontaine Associates seeks to identify those companies that are best positioned and managed to benefit from the factors listed above. Fontaine Associates will not normally emphasize dividend income in choosing securities, unless Fontaine Associates believes the income will contribute to the securities' investment return.

	Although under normal market conditions at least 65% of the Fund's total assets may be invested in equity and equity-related securities, to the extent not so invested the Fund may invest in: (i) high and medium quality debt securities issued by domestic and foreign corporations, governments, governmental entities, and supranational entities, as described more fully in the discussion concerning the Global Income Fund, or (ii) short-term debt securities rated within the two highest credit categories by any NRSRO or, if unrated, of comparable investment quality as determined by Fontaine
Associates. The Fund's use of money market instruments and short-term debt securities will generally reflect Fontaine Associates' overall measure of valuation relating to the global equity markets, and the Fund will use such securities to reduce downside exposure to uncertain or declining market conditions. For temporary or defensive purposes, the Fund may invest in high-quality domestic money market instruments, high-quality domestic short-term debt securities, or may hold the Fund's assets in cash or cash equivalents without limitation. (Please see "Risk Factors and Certain Investment Practices" -- "Foreign Securities", "Debt Securities" and "Cash Reserves and Repurchase Agreements" for further information about such securities.)

	There is no assurance that the Fund will achieve its investment objective.


GLOBAL INCOME FUND


Investment Objectives

	The Global Income Fund seeks a high level of current income and, secondarily, capital appreciation by investing primarily in fixed income securities of domestic and foreign issuers.

Investment Program

	To achieve its objectives, the Global Income Fund will under normal market conditions invest primarily (i.e., 65% of its total assets) in debt securities of domestic and foreign issuers. All debt securities purchased by the Fund will be high and medium quality bonds, debentures, and notes rated, for example, at least Baa or its equivalent by any NRSRO or, if unrated, of comparable investment quality as determined by Fontaine Associates. The Fund may invest in debt securities issued by: (i) domestic and foreign governments and their agencies and political subdivisions, (ii) corporations and financial institutions, and (iii) supranational entities such as the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank, the European Investment Bank, and the European Community. Although the Fund may invest in debt securities of domestic and foreign corporations and financial institutions, it currently anticipates that its investments in issuers located outside the United States will be principally in government and quasi-governmental issuers in order to maintain liquidity and reduce credit risk.

	The Global Income Fund may invest anywhere in the world, but expects that most of its investments will be made in securities of issuers located in developed countries in North America, Western Europe, and the Pacific Basin.
 In allocating the Fund's investments among countries, geographic regions, and currency denominations, Fontaine Associates will consider such factors as: fundamental market attractiveness, the outlook for currency relationships, current and anticipated interest rates, levels of inflation in various countries, and local market factors including government policies influencing currency exchange rates and business conditions. Under normal conditions, the Fund expects to have at least 65% of its assets in at least three different countries (one of which may be the United States). For temporary or defensive purposes, the Fund may invest substantially all its assets in one or two countries.

	The Global Income Fund may invest a significant portion of its assets in securities denominated in currencies other than the U.S. dollar, may temporarily hold funds in bank deposits or money market instruments denominated in foreign currencies, and may receive interest, dividends, and sale proceeds in foreign currencies. The value of the Fund's debt securities denominated in foreign currencies may be significantly affected by changes in foreign interest rate levels and foreign currency exchange rates. Fontaine Associates will attempt to reduce these risks through portfolio diversification, active management of the Fund's maturity structure, and the use of currency exchange transactions to convert currencies to or from U.S. dollars. These currency exchange transactions will be on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.

	As noted above, Fontaine Associates will actively manage the Fund's portfolio maturity and, generally, will increase the average maturity of the Fund's portfolio when it expects interest rates worldwide or in a particular country to decline, and conversely, will decrease such maturity when it expects interest rates worldwide or in a particular country to rise. There are no restrictions on the Fund's average portfolio maturity, and the Fund expects that its average maturity will vary depending on interest rates and market conditions. (Please see "Risk Factors and Certain Investment Practices" -- "Debt Securities" for further information about such securities.)

	Although under normal market conditions at least 65% of the Fund's total assets may be invested in debt securities of domestic and foreign issuers, to the extent not so invested, the Fund may invest in: (i) equity and equity-related securities of domestic and foreign issuers, as described more fully in the discussion concerning the Global Growth Fund, and (ii) high-quality money market instruments of domestic and foreign issuers, rated within the two highest credit categories by an NRSRO or, if unrated, are of comparable investment quality as determined by Fontaine Associates. For temporary or defensive purposes, the Fund may invest in high-quality domestic money market instruments, high-quality domestic short-term debt securities, or may hold the Fund's assets in cash or cash equivalents without limitation. (Please see "Risk Factors and Certain Investment Practices" -- "Foreign Securities" and "Cash Reserves and Repurchase Agreements" for further information about such securities.) Investors should note that if the Fund were to invest in lower quality securities its income might be higher; however such investments also entail greater credit risk.

	There is no assurance that the Fund will achieve its investment objective.


RISK FACTORS AND CERTAIN INVESTMENT PRACTICES


	A number of the investment policies and techniques referred to below are subject to certain additional risks described more fully in the Statement of Additional Information.

Cash Reserves and Repurchase Agreements

	The Funds may use U.S. dollar denominated money market instruments to reduce downside exposure to uncertain or declining market conditions. Such money market instruments will be limited to high quality securities rated within the two highest credit categories by any NRSRO or, if not rated, of comparable investment quality as determined by Fontaine Associates. Such domestic money market instruments may include: obligations of the U.S. Government (such as U.S. Treasury bills), its agencies (such as the Federal Housing Administration) or instrumentalities (such as the U.S. Postal Service), certificates of deposit, banker's acceptances, bank time deposits, commercial paper, short-term corporate debt securities and repurchase agreements with a securities dealer or bank. In these repurchase transactions, the underlying security, which is held by the custodian through the federal book-entry system for a Fund as collateral, will be marked to market on a daily basis to ensure full collateralization of the repurchase agreement. In the event of a bankruptcy or default of certain sellers of repurchase agreements, a Fund could experience costs and delays in liquidating the underlying security and might incur a loss if such collateral held declines in value during this period. For temporary or defensive purposes each Fund may invest in such money market instruments without limitation.

Convertible Securities and Preferred Stock

	Each Fund may invest in debt securities or preferred stock convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Each Fund will only purchase convertible securities and preferred stocks that are listed on the NYSE or the American Stock Exchange.


Debt Securities

	Debt securities are considered high-quality if they are rated at least Aa or its equivalent by any NRSRO or, if unrated, are determined to be of comparable investment quality by Fontaine Associates. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered medium quality if they are rated, for example, at least Baa or its equivalent by any NRSRO or, if not rated, are determined to be of comparable investment quality by Fontaine Associates.
 Medium quality debt securities are regarded as having an adequate capacity to pay principal and interest. See the Appendix to the Statement of Additional Information regarding "Description of Corporate Bond Ratings."

	The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Forward Commitments and When-Issued Securities

	Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. When such transactions are negotiated the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.
 Fontaine Associates does not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis. No Fund will enter into such transactions for leverage purposes.

Foreign Securities

	Investments in foreign securities involve certain risks that are not typically associated with investing in domestic issuers, including: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements;
(iii) stock markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; (vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or withholding or confiscatory taxation, taxation at the source of the income payment or dividend distribu-tion, limitations on the removal of funds or other assets of each Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries; (viii) difficulties in obtaining and enforcing a judgment against a foreign issuer or enterprise; (ix) restrictions on foreign investment in some countries; and
(x) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and each Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate each Fund's purchase of securities denominated in foreign securities, the Funds may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Funds do not intend to hedge their foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.

	With respect to equity securities, each Fund may purchase ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:
 (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers.

Diversification

	The Capital Appreciation Fund and the Global Growth Fund are diversified investment companies under the 1940 Act. As such, each of these Funds has a fundamental policy that limits its investments so that, with respect to 75% of its assets, (i) no more than 5% of each Fund's total assets will be invested in the securities of a single issuer and (ii) each Fund will purchase no more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements fully collateralized by U.S. Government securities.

	The Global Income Fund is registered as a non-diversified investment company under the 1940 Act to enable it to invest more than 5% of its total assets in securities of one issuer, including, in particular, securities of foreign governments. While the Global Income Fund is non-diversified for securities law purposes, it intends to qualify as a RIC for purposes of Subchapter M of the Code. Such qualification requires the Fund to limit its investment so that, among other things, at least 50% of its total assets is comprised of cash, cash items, U.S. Government securities, securities of RICs and other securities, limited so that the securities of a single issuer (other than U.S. Government securities) do not comprise more than 5% of the value of the Fund's total assets. Since, as a non-diversified investment company, the Global Income Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater risk with respect to its portfolio securities than an investment company which is more broadly diversified.


DIVIDENDS, DISTRIBUTIONS, AND TAXES


	Each Fund intends to elect to be treated and to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") in which case it will not be subject to federal income tax on any ordinary income and capital gains distributed to its shareholders. As a result, it is the policy of each Fund to declare and distribute to its shareholders as income dividends or capital gains distribu-tions, at least annually, substantially all of its ordinary income and capital gains realized from the sale of its portfolio securities, if any.

	Income dividends for the Capital Appreciation Fund and for the Global Growth Fund, will be declared and distributed no less frequently than annually. Income dividends for the Global Income Fund will be declared and paid quarterly, if applicable. All distributions of capital gains income of each Fund, if any, realized during the fiscal year, will be declared and distributed no less frequently than annually. Income dividends are derived from each Fund's net investment income, and net short-term capital gains, if any, and are taxable to you as ordinary income. Because some gains and losses from currency fluctuations are characterized as ordinary income for tax purposes, income dividends for the Global Growth Fund and the Global Income Fund may be more or less than the net investment income earned by each Fund. Corporate shareholders may be entitled to take a deduction for income dividends received by them that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividend for more than 45 days. Distributions of capital gains by a Fund are derived from that Fund's long-term capital gains and are taxable to you as long-term capital gains, regardless of how long you have held your shares. Income dividends and distributions of capital gains income declared in October, November, or December and paid in January are taxable in the year they are declared. Each Fund will mail out a Form 1099 by January 31st, indicating the federal tax status of your income dividends and capital gains distributions.

	If, as anticipated, the Global Growth Fund and the Global Income Fund each pay withholding or other taxes to any foreign government during the year with respect to its investment in foreign securities, such taxes paid, net of amounts to be reclaimed, will reduce that Fund's dividends. If each Fund satisfies certain requirements of the Code, it may elect to pass through to its shareholders its proportionate share of such foreign taxes, which would then be included in your taxable income. However, you may be able to claim an offsetting credit or itemized deduction on your tax return subject to certain limitations under the Code. The Form 1099 you receive will indicate the amount of foreign tax for which a credit or deduction may be available. Please consult your tax adviser if you have any questions.

Backup Withholding

	Each Fund is required by federal law to withhold 31% of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders (other than participants in qualified retirement accounts) who have not complied with IRS regulations.
 To avoid this backup withholding requirement, you must certify on your purchase Application or on a separate W-9 Form supplied by the Trust's transfer and dividend disbursing agent, that your Social Security or Taxpayer Identification Number is correct (or that you have applied for such a number and are waiting for it to be issued) and that you are not currently subject to backup withholding, or you are exempt from backup withholding.

Receipt of Income Dividends and Capital Gains Distributions

	Unless you elect otherwise, as permitted on the Application, income dividends and distributions of capital gains income with respect to a particular Fund will be reinvested in additional shares of that Fund and will be credited to your account with that Fund at the net asset value per share for that Fund next computed as of the ex-dividend/reinvestment date.

	Both income dividends and distributions of capital gains income are paid by the Funds on a per-share basis. As a result, at the time of such payment, the net asset value per share of each Fund will be reduced by the amount of such payment. Payments from each Fund to its shareholders of income dividends and capital gains distributions are taxable to shareholders of each Fund when such dividends and distributions are declared, regardless of whether they are taken in cash or reinvested in shares of the Funds, unless the accounts of such shareholders are used to fund tax-qualified retirement plans, including Individual Retirement Account Plans ("IRAs"), Simplified Employee Pensions ("SEP-IRAs"), and other tax-deferred plans or accounts. Participants in such plans or accounts will be taxed when they begin receiving distributions from such plans or accounts.

	Depending on the residence of the shareholder(s) for tax purposes, distributions may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state, and local tax consequences of ownership of Fund shares in their particular circumstances.


	MANAGEMENT OF THE TRUST


Board of Trustees

	The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board is not involved in the day-to-day operations of each Fund, the Board has the responsibility for establishing broad corporate policies and supervising the overall operations of each Fund.




Investment Adviser

	Fontaine Associates, located at 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204, is the investment adviser for each Fund and in that capacity is responsible for the selection and management of each Fund's portfolio investments in accordance with that Fund's investment objectives, investment program, policies, and restrictions. Fontaine Associates, a
Delaware corporation, is wholly-owned by Richard H. Fontaine, one of the Trustees of the Trust. Mr. Fontaine served as portfolio manager for the T.
Rowe Price Capital Appreciation Fund from its inception on June 30, 1986 to December 31, 1988, when Mr. Fontaine resigned in order to establish his own investment management firm. Mr. Fontaine is President, Director and Chief Executive Officer of Fontaine Associates and has been the portfolio manager of the Capital Appreciation Fund, the Global Growth Fund, and the Global
Income Fund since each Fund's inception.  At December 31,    1996    ,
Fontaine Associates, a registered investment adviser, managed approximately
$50 million of assets for pension plans, corporations, individuals, and institutions.

	Fontaine Associates furnishes each Fund with continuous investment advice consistent with that Fund's investment objectives, investment program, policies and restrictions, and provides administrative personnel, certain portfolio valuation services, office space, and other necessary facilities in connection with the operation of each Fund. The Trust pays Fontaine Associates as compensation for its advisory and management services, on a monthly basis, an investment advisory fee based on each Fund's average daily net assets at the following annualized rates: with respect to the Capital Appreciation Fund, .95% of average daily net assets; with respect to the Global Growth Fund, .85% of average daily net assets; and, with respect to the Global Income Fund, .75% of average daily net assets. The investment advisory fees for the Funds are higher than those for mutual funds investing only in securities of larger capitalization domestic issuers.

	The Master Advisory Contract and Advisory Contract Supplements, with respect to the Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund were most recently approved by the Board of Trustees at a
meeting held on    February 5, 1997.

Transfer and Dividend Disbursing Agent

	Pursuant to a Master Agency Agreement and Agency Agreement Supplements, with respect to each Fund, Richard Fontaine and Company, Incorporated acts as the Trust's transfer and dividend disbursing agent ("Transfer Agent") and is responsible for maintaining account records, detailing ownership of shares for each Fund and for crediting income, capital gains, and other changes in share ownership to shareholder accounts. Fontaine and Company is located at 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204.

Custodian

	Chase Manhattan Bank is the Trust's custodian. Pursuant to a Custodian Contract, Chase Manhattan Bank is responsible for maintaining the books and records of each Fund's portfolio transactions and holding each Fund's cash and portfolio securities.

Expenses

	The Trust bears all expenses of its operations under its Master Advisory Contract and Advisory Contract Supplements, on behalf of each Fund. In particular, Trust expenses include: investment advisory fees; shareholder servicing fees and expenses; custodian and transfer agent expenses; legal, accounting, and auditing fees and expenses; expenses of preparing, printing, and distributing Prospectuses, Statements of Additional Information, and shareholder communications and reports, except as used to market each Fund's shares; expenses of computing each Fund's net asset value per share; charges for communications equipment or services used for communication with agents of the Trust; federal and state registration fees and expenses; proxy and shareholder meeting expenses; expenses of issuing and redeeming shares of the Funds; independent Trustees' fees and expenses; expenses of fidelity bond, liability, and other insurance coverage; brokerage commissions; taxes; and certain nonrecurring and extraordinary expenses. In addition, the expense of organizing the Capital Appreciation Fund and registering and qualifying its initial shares under federal and state securities laws has been charged to that Fund's operations, as an expense, over a period of 60 months. Fontaine Associates has assumed the expense of organizing the Global Growth Fund and the Global Income Fund and of registering and qualifying their initial shares under federal and state securities laws. That expense is not reimbursable by the Funds to Fontaine Associates. For the year ended December 31,
   1996    , the annualized ratios of operating expenses to average net assets for the Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund were 1.49%, 1.46%, and 1.24%, respectively.

	   At the February 5, 1997 meeting of the Board of Trustees, Fontaine Associates announced its determination to discontinue its voluntary Expense Limitation Agreements with the Funds, effective May 1, 1997, under which Fontaine Associates had agreed, with respect to each Fund, to assume as its own expense and reimburse each Fund for all Fund Operating Expenses which in any year exceeded 1.50% of the average daily net assets of the Capital Appreciation Fund; 1.50% of the average daily net assets of the Global Growth Fund; and 1.25% of the average daily net assets of the Global Income
Fund.


PURCHASE OF SHARES


	The minimum initial investment required per Fund is $1,000. The minimum subsequent investment required per Fund is $100. These minimum investment requirements, in certain cases, may be waived or lowered by the Trust or Fontaine Associates.

100% NO LOAD

	The Trust does not charge a sales load, redemption fee, or 12b-1 fees. This means that all of the money you invest in any of the Funds will be credited in full to your account.

Opening an Account

	You may make an initial purchase of shares of each Fund by mail or wire when accompanied by a completed and signed Application. Shares of each Fund may be purchased on any day the Trust is open for business.

YOU WILL FIND AN APPLICATION INCLUDED WITH THIS PROSPECTUS. A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH EACH FUND REGARDLESS OF HOW YOU CHOOSE TO MAKE YOUR INITIAL PURCHASE OF SHARES.


By Mail

	You may purchase shares of each Fund by mailing the completed and signed Application, with your check made payable to The Fontaine Trust or the name of the particular Fund, to Richard Fontaine and Company, Incorporated, 210
West Pennsylvania Avenue, Suite 240, Towson, Maryland  21204.

By Wire

	You may also purchase shares of each Fund by wiring funds to the bank wire account for each Fund, upon prior approval by the Trust. Please call toll free 1-800-247-1550, before wiring funds, to advise the Trust of your intention to invest in one of the Funds and to receive instructions as to how and where to wire your investment. Please remember to mail your completed and signed Application to Fontaine and Company, as described in the prior paragraph. Your bank may charge you a fee for the wire.


Through Broker-Dealers and Other Financial Institutions

	You may purchase shares of each Fund through certain broker-dealers and other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service.

NOT ALL FUNDS ARE AVAILABLE FOR SALE  IN ALL STATES.

Subsequent Investments:  Minimum $100

	Subsequent purchases of shares of each Fund may be made by mail or by wire (see instructions -- "By Wire") or through means of the Exchange Privilege described below under "Shareholder Services".

Share Price

	Your shares in each Fund will be priced at the net asset value per share of that Fund next computed after your purchase order has been received by the Transfer Agent in "good order". To be in good order, an initial purchase order must include a completed and executed Application. In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or other financial institution (i) must receive your order before 4:00 p.m. Eastern
Time, and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's NAV.

Conditions of Your Purchase

	The Trust reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on any Fund or considered received until such purchase orders are received by the Transfer Agent in "good order". All purchases must be made in United States dollars and, to avoid fees and delays, all checks must be drawn only on United States banks. No cash will be accepted. As a condition of this offering, if your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeem-ed), you will be responsible for any loss or fee the Trust incurs.

Stock Certificates

	Stock certificates will not be issued for your shares except upon written request. Certificates for full shares only will be issued. If you lose a stock certificate you may incur an expense to replace it.

Retirement Plan Accounts

	If you are a participant in a corporate or institutional retirement plan account (including any deferred compensation plan), you must contact your Plan Administrator regarding purchase and redemption procedures, including limitations thereon, contained in your retirement plan. Requests for redemp-tions from retirement plan accounts (including IRAs) must be in writing.


DETERMINATION OF NET ASSET VALUE


	The net asset value per share of each Fund is normally calculated daily as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern Time, every day the NYSE is open for trading. The per share net asset value, calculated as described below, is effective for all orders received prior to the close of regular trading on the NYSE for that day. Orders received after the close of regular trading on the NYSE or on a day when the NYSE is not open for business will be priced at the per share net asset value next computed.

	The net asset value of each Fund's shares is determined by dividing the total current market value of all the assets of the particular Fund, less its liabilities (including accrued expenses and dividends payable), by the total number of each Fund's shares outstanding at the time of valuation. Each
Fund's portfolio securities are valued primarily based on market quotations, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. In accordance with guidelines approved by the Board of Trustees, a pricing service, bank, or broker-dealer experienced in such matters may be used to perform the above-described valuation functions.


REDEMPTION OF SHARES


	You have the right to redeem (subject to the restrictions outlined below) all or any part of your shares in any of the Funds at a price equal to the net asset value of such shares next computed following receipt and acceptance of the redemption request by the Transfer Agent for the Funds. In order to redeem shares in the Funds, you must submit a written request in "proper form" (as explained below) directly to the Transfer Agent, Richard Fontaine and Company, Incorporated, 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204. Facsimile transmissions are not acceptable. We cannot accept requests that specify a particular date for redemption or that specify any other special conditions.



Through Broker-Dealers and Other Financial Institutions

	You may redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service. In order for your redemption order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or other financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" above. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's NAV.

Proper Form for All Redemption Requests

	Your redemption request must be in proper form. To be in proper form, your redemption request must include: (i) your share certificates, if any, endorsed by all registered shareholders for the account exactly as the shares are registered; (ii) a "letter of instruction," which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; (iii) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans; and (iv) signature guarantees with respect to the letter of instruction for all registered shareholder(s) of the account only where the value of the shares being redeemed is $10,000 or greater or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than one of the registered shareholder(s) of the account. Signature guarantees must be obtained from any one of the following institutions: a bank; a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least
$100,000; a credit union having authority to issue signature guarantees; a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or a national securities exchange, a registered securities exchange, or a clearing agency. A notary public is not an acceptable guarantor.

	Your request for redemption may not be processed and may be held until your request for redemption is in proper form, as described above.

Receiving Your Redemption Payment

	Except under certain emergency conditions, your redemption payment will be sent to you within seven days after receipt of your written redemption request, in proper form, by the Transfer Agent. No charge is imposed on any redemption request. A redemption is a taxable transaction on which gain or loss may be recognized for federal income tax purposes.

	If your redemption request is with respect to shares purchased by a personal, corporate, or government check within ten days of the purchase date, the redemption payment will be held until the purchase check has cleared (which usually takes up to seven days), although the shares redeemed will be priced for redemption upon receipt of your redemption request. You can avoid the inconvenience of this seven day check clearing period by purchasing shares with a certified, treasurer's, or cashier's check, or with a federal funds or bank wire.



SHAREHOLDER SERVICES


Shareholder Inquiries

	If you have any questions relating to your investment in any of the Funds, or to obtain each Fund's net asset value, please call the Trust's General Information Line at 410-825-7890 (in Baltimore, Maryland) or if outside of Maryland, please call toll free, 1-800-247-1550. You may also write the Transfer Agent at 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204.

Shareholder Statements and Reports

	Each time you buy or sell shares or reinvest a dividend or distribution in any Fund, you will receive a statement confirming such transaction and listing your current share balance with that Fund. In addition, the Trust will send you annual and semi-annual reports, and year-end tax information on Form 1099 for each account in each Fund.

Exchange Privilege

	The exchange privilege is a convenient way to buy shares in each Fund in response to changes in your investment goals or in market conditions. Shareholders in each Fund may exchange their shares for shares in the other Funds by submitting a written request, in proper form, to the Transfer Agent.
 Not all Funds are available in all states. Please call 1-410-825-7890 or 1-800-247-1550 (toll free) for further information. Such shares exchanged will be valued at their respective net asset values next computed after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), the name of the Fund(s) into which you wish to exchange your i-nvestment, and the dollar or share amount(s) you wish to exchange. The signatures of all registered owners are required on all exchange requests. Signature guarantees are also required if the accounts will not be identical-ly registered. No sales charge, redemption fee or penalty is imposed on exchanges. In order to prevent excessive transaction activity and to protect shareholders, the Capital Appreciation Fund and the Global Growth Fund each may, in its discretion, limit your exchanges to one exchange every calendar quarter into and out of that Fund. If you exceed this limit, your future purchases of or exchanges into the particular Fund may be permanently refused. The minimum initial investment in each Fund, whether by exchange or purchase, is $1,000. All subsequent amounts exchanged must be $100 or more per Fund. Please note that, for tax purposes, an exchange may involve a taxable transaction. The exchange privilege is available to shareholders in all states where it is legally permitted. Currently all states permit such exchanges.

Telephone Transactions

	Broker-dealers or other financial institutions, on behalf of their customers, may purchase, redeem or exchange shares of the Funds by calling 1-800-247-1550 between 9:00 a.m. and 4:00 p.m. Eastern Time, Monday through Friday, except on days when the NYSE is closed. During times of drastic or unusual market volatility, it may be difficult to exercise the telephone transaction privileges. The Transfer Agent reserves the right to refuse any telephone transaction when, in its sole discretion, it is unable to confirm to its own satisfaction that a caller is the proper representative of the broker-dealer or financial institution placing the order.

        Persons utilizing telephone transactions through broker-dealers or other financial institutions should be aware that neither the Funds nor the Transfer Agent will be liable for the authenticity of instructions received by telephone that the Funds or the Transfer Agent reasonably believe to be delivered by a proper representative of a broker-dealer or financial institution, provided that the Funds or Transfer Agent follow reasonable procedures designed to make sure that telephone instructions are genuine. Such procedures may include requiring the broker-dealer or financial institution to select the telephone privileges in writing prior to first use and to designate in writing the person or persons authorized to provide telephone instructions on their behalf. The Transfer Agent may tape-record telephone transactions and may request certain identifying information from the caller.

	The telephone transaction privileges may be suspended, limited, modified or terminated at any time without prior notice by the Funds or the Transfer Agent.


ORGANIZATION OF THE TRUST


	The Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund are each separate investment portfolios of the Trust. Each Fund in the Trust represents a separate series of shares in the Trust having different objectives, programs, policies, and restrictions. The Trust was organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust, dated April 20, 1989. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more series. The Trustees of the Trust currently have authorized the issuance of three series of shares representing interests in each of the Funds and may, in the future, authorize the issuance of additional series of shares of beneficial interest representing interests in other investment portfolios of the Trust. Each share of beneficial interest of each Fund represents an equal proportionate interest in that Fund with each other share, and each share is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Trustees. In the event of the liquidation of a Fund, each share of beneficial interest of that Fund is entitled to a pro rata share of the net assets of that Fund. Each share of beneficial interest is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust.
The Trust does not routinely hold annual meetings of shareholders.
Fractional shares, when issued, have the same rights, proportionately, as full shares. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of that Fund's investment advisory agreements and changes in the fundamental objectives, policies or restrictions of that Fund. All shares are fully paid and nonassessable when issued and have no preemptive, conversion or cumulative voting rights. For more details concerning the voting rights of shareholders see the Statement of Additional Information.

	Normally, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in such shareholder communications.

	Under Massachusetts law, it is possible that shareholders of a Mas-sachusetts business trust might, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. Thus, the risk that a shareholder of any of the Funds could incur financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


OTHER INFORMATION


Certain Policies to Reduce Risk

	As a matter of fundamental policy, no Fund will: (i) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Fund in that industry would exceed 25% of the current value of the total assets of the Fund; and (ii) borrow money except temporarily from banks to facilitate redemption requests in amounts not exceeding 15% of the Fund's total assets. No Fund will purchase securities while borrowings exceed 5% of the Fund's total assets. Investment restriction (i) above does not apply to securities issued by the U.S. Govern-ment, its agencies or instrumentalities. The investment restrictions referred to above are fundamental for each Fund and may be changed for a Fund only when approved by a majority of the outstanding voting securities of that Fund.

Portfolio Turnover

	Although the Funds do not purchase securities with a view to rapid turnover, there is no limitation on the length of time securities must be held by a Fund, and changes will be made whenever Fontaine Associates believes such changes are advisable, consistent with that Fund's investment
objectives.  For the year ended December 31,    1996    , the portfolio
turnover rate for the Capital Appreciation Fund was 373%, the Global Growth Fund was 253%, and the Global Income Fund was 222%. A portfolio turnover rate of greater than 100% may result in a Fund paying higher transaction costs, including higher brokerage expenses. In addition, excessive short-term trading may result in excessive "short-short income" under the Code which, in turn, would affect such Fund's status as a RIC. See the Trust's Statement of Additional Information for more information regarding the trading practices of the Funds.

Each Fund's Investment Performance

	Each Fund may illustrate in advertisements its average annual total return, which is the rate of growth of a Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (i) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (ii) all recurring fees are included for applicable periods.

	Each Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $10,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

	The Global Income Fund may also illustrate in advertisements and sales literature its yield and effective yield. Yield for the Global Income Fund is based on income generated by an investment in the Fund during a 30-day (or one month) period. To calculate yield, this income is annualized, that is, the amount of income generated during the 30-day (or one month) period is assumed to be generated each 30-day (or one month) period over a one year period, and expressed as an annual percentage rate. Effective yield for the Global Income Fund is calculated in a similar manner but, when annualized, the income earned from an investment is assumed to be reinvested. Effective yield for the Global Income Fund will be slightly higher than its yield because of the compounding effect of this assumed reinvestment.

    Further information about each Fund's performance is contained in the
Trust's Annual Report to Shareholders dated December 31,    1996    , which
may be obtained without charge by writing Fontaine Associates at the address noted on the cover.

Fund Counsel and Accountants

	Katten Muchin & Zavis serves as Special Counsel to the Trust. Sanville & Company serves as the independent accountant for the Trust.

Further Information

	Each Fund's investment program is subject to further restrictions as described in the Statement of Additional Information. The investment objective(s) of each Fund are fundamental. Fundamental objectives, policies and restrictions may be changed only with the approval of a majority of the outstanding voting securities of that Fund. Each Fund's investment program, unless otherwise specified, is not fundamental and may be changed without shareholder approval by the Board of Trustees.

THE FONTAINE TRUST

210 West Pennsylvania Avenue
Suite 240
Towson, Maryland  21204


STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for
The Fontaine Trust, dated May 1,    1997    .  This Statement of Additional
Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge from The Fontaine Trust.

For more information please call:  1-410-825-7890 or 1-800-247-1550
(toll-free).

The date of this Statement of Additional Information is May 1,    1997    .

TABLE OF CONTENTS


ITEM                                                              PAGE


General Information and History                                      2
Investment Restrictions                                              2
Description of Certain Investments                                   4
Management                                                           7
Portfolio Transactions                                              10
Purchase and Redemptions of Securities Being Offered                11
Determination of Net Asset Value                                    12
Federal Income Taxes                                                 13
Shares of Beneficial Interest and Related Matters                   14
Custodian, Transfer Agent and Dividend Disbursing Agent             14
Independent Accountants                                             15
Legal Matters                                                       15
Performance Information                                             15


		       GENERAL INFORMATION AND HISTORY


The Fontaine Trust (the "Trust") is a Massachusetts business trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a no-load, open-end management investment company.

The Trust currently consists of three portfolios, the Fontaine Capital Appreciation Fund ("Capital Appreciation Fund"), the Fontaine Global Growth Fund ("Global Growth Fund"), and the Fontaine Global Income Fund ("Global Income Fund"), each of which represents a separate series of shares of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions. The Capital Appreciation Fund, the Global Growth Fund and the Global Income Fund are sometimes referred to individually as the "Fund" and collectively as the "Funds".

Each Fund is advised and managed by Richard Fontaine Associates, Inc. ("Fontaine Associates"), which directs the day-to-day operations of each Fund and the investment of each Fund's assets.


			   INVESTMENT RESTRICTIONS


In addition to the restrictions set forth in the Prospectus, with respect to each Fund, which are described therein as fundamental policies, investment
restrictions (1) through (9),    (11) and (12)     have been adopted as
fundamental policies of the Capital Appreciation Fund, and investment
restrictions (1) through (4),    (11) and (12)     have been adopted as
fundamental policies of the Global Growth Fund and the Global Income Fund. Such fundamental policies can be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares of a Fund represented at a meeting at which more than 50% of the outstanding shares of a Fund are represented in person or by proxies or (ii) more than 50% of the outstanding shares of a Fund.

The following investment restrictions apply to each Fund except as otherwise indicated.

     A Fund will not:

     (1)  Margin, Real Estate, Commodities, and Loans:

	  (a) purchase securities on margin, but may make margin deposits in connection with futures contracts and related options;

	  (b) purchase real estate or interests therein, except that the Global Growth Fund and the Global Income Fund each may, as appropriate and consistent with its investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities. As a matter of operating policy, no Fund will invest in real estate limited partnerships;

	 (c) purchase or sell commodities or invest in commodity contracts, except stock index futures contracts and related options and, with respect to the Global Growth Fund and the Global Income Fund, interest rate futures contracts and currency futures contracts and related options. As a matter of operating policy, each Fund may enter into only those futures contracts that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets of the Fund (taken at market value at the time of entering into the futures contracts) would be committed to initial margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined by the Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit; or

	 (d) make loans, except that each Fund may (i) make loans of portfolio securities, and (ii) may purchase or hold short-term debt securities described in the Prospectus under "Cash Reserves." For this purpose, repurchase agreements are not considered loans. As a matter of operating policy, no Fund will make loans of its portfolio securities.

     (2) Underwriting: engage in the underwriting of securities of other issuers, except to the extent that each Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders of a Fund with other client accounts under the management of Fontaine Associates to save commissions or to average prices among them is not deemed to result in a securities trading account;

     (3) Short Sales and Senior Securities: effect a short sale of any security or issue senior securities except as permitted in investment restriction (1). For purposes of this restriction, the purchase and sale of stock index futures contracts and related options by any Fund and the purchase of interest rate futures contracts and currency futures contracts and related options by the Global Growth Fund and the Global Income Fund does not constitute the issuance of a senior security. Both the Global Growth Fund and the Global Income Fund may make short sales against the box;

     (4) Borrowing, Pledging, Mortgaging and Hypothecating: borrow money, except that each Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 15% of that Fund's total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 15% of the Fund's total assets taken at market value. No Fund will purchase securities while borrowings exceed 5% of the Fund's total assets. Such restrictions will not be considered to impede the Fund's ability to make use of options and futures contracts subject to investment restrictions (1) and (11) hereof;

     (5) Unseasoned Issuers: purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause a Fund's investments in all such companies, taken at cost, to exceed 25% of the Fund's total assets, taken at market value; as a matter of operating policy, in order to comply with the securities laws of certain states, each Fund will invest no more than 5% of its total assets in such unseasoned issuers;

     (6) Control of Portfolio Companies: invest for the purpose of exercising control over or management of any company;

     (7) Investment Companies: invest more than 5% of its total assets in the securities of other investment companies, except that the Global Growth Fund and the Global Income Fund may invest in other investment companies to the extent permitted by Section 12(d)(1)(A) of the 1940 Act;

     (8) Securities Not Readily Marketable and Illiquid Securities: invest in any security, including repurchase agreements maturing in more than seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 10% of the market value of the Fund's total assets would be so invested; as a matter of operating policy, in order to comply with the securities laws of certain states, each Fund will invest no more than 5% of its total assets in illiquid securities;

     (9) Oil and Gas Programs: purchase interests in oil, gas, or other mineral exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials. As a matter of operating policy, no Fund will invest in oil, gas or mineral leases.



     (10) Options, Straddles and Spreads: invest in puts, calls, straddles, spreads or any combination thereof, except that each Fund may invest in and commit its assets to writing and purchasing put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information; provided, however, that as matter of operating policy, the Capital Appreciation Fund will not write a covered call or put option if, as a result, the aggregate fair market value of that Fund's portfolio securities covering call options or subject to put options would exceed 10% of the Fund's net assets; and provided, however, that as a matter of operating policy, neither the Global Growth Fund nor the Global Income Fund will write a covered call or put option if, as a result, the aggregate fair market value of each Fund's portfolio securities covering call options or subject to put options would exceed 25% of each Fund's net assets;



     (11) Diversification: in the case of the Capital Appreciation Fund and the Global Growth Fund, with respect to 75% of the Fund's net assets (a) invest more than 5% of the Fund's total assets in the securities of any one issuer or (b) invest in more than 10% of the outstanding voting securities of any one issuer and, in the case of the Global Income Fund, with respect to 50% of the Fund's net assets, invest more than 5% of the Fund's total assets in the securities of any one issuer. (This limitation does not apply to obligations issued or guaranteed by the U. S. Government, its agencies, and instrumentalities); and

     (12) Concentration: purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of the Fund. (For purposes of this limitation supranational entities are considered to be one industry.)

No investment restriction will be considered to be violated, provided that the restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.


		 DESCRIPTION OF CERTAIN INVESTMENTS


Certain Money Market Instruments and Fixed Income Securities

     Each of the Funds may invest in the following money market instruments and fixed income securities.

United States Government Obligations: These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes, and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency Securities: These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either; (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

Bank and Savings and Loan Obligations: These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in time-deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments: These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities.

Repurchase Agreements: A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments (i.e., money market instruments rated within the two highest credit categories by a nationally recognized statistical rating organization ("NRSRO") or, if not rated, are of equivalent investment quality in the judgment of Fontaine Associates). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by any Fund for a duration of more than seven days if, as a result, more than 10% of the value of that Fund's total assets would be invested in such agreements or other securities which are not readily marketable.

Each Fund will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. Each Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Trust's Board of Trustees and only when the economic benefit to a Fund is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.
In accordance with such standards, the Board of Trustees has approved Fontaine Associates' list of approved repurchase agreement issuers. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in United States Government securities who are on Fontaine Associates' approved list of repurchase agreement issuers.

When-Issued Securities

Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons.
 At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Warrants

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Each Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

U. S. Dollar-Denominated Securities of Foreign Issuers

Subject to each Fund's investment objectives, investment program, policies, and restrictions, each Fund may invest in certain types of U. S. dollar-denominated securities of foreign issuers. As described in the Prospectus, with respect to equity securities, the Funds may purchase American Depository Receipts ("ADRs"). Each Fund also may purchase U. S. dollar-denominated money market instruments and longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (i.e., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

Yankee securities include money market instruments and bonds of foreign issuers who register customarily such with the SEC and borrow U. S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market.
 Interest on such Yankee bonds is customarily paid on a semi-annual basis.
The marketability of these "foreign bonds" in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold "at issue" to non-U. S. investors.
Such securities are not registered with the SEC or issued domestically and generally may only be sold to U. S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Foreign Currency Transactions

Since investments in foreign issuers (other than U. S. dollar-denominated securities of foreign issuers) and ADRS will usually involve currencies of foreign countries, and since the Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of such assets of the Funds, as measured in U. S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Funds may incur costs in connection with conversions between currencies. Each Fund intends to conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of such transaction.

Depository Receipts

Each Fund may invest in ADRs and in European Depository Receipts ("EDRs"). ADRs are certificates issued by a U. S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U. S. bank and traded on a U. S. exchange or in the over-the-counter ("OTC") securities market. EDRs are receipts issued in Europe generally by a foreign bank or trust company that evidence ownership of foreign or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs during an initial public offering, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U. S. securities, since (i) ADRs are U. S. dollar-denominated investments which are easily transferable and for which market quotations are readily available, and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Foreign Securities

Each Fund may invest in both debt and equity securities of foreign issuers in developed nations, such as those in Western Europe and the Pacific Basin. Because each Fund may invest in foreign securities, each Fund may be subject to risks that are different, in some respects, from the risks associated with an investment in a mutual fund that invests only in securities of domestic issuers. These risks include, among others, potential adverse changes in currency exchange rates and exchange control regulations, as well as potential social, economic, or political instability. In addition, certain foreign securities and stock markets outside the United States are not as liquid as their United States counterparts. Issuers of foreign securities are also subject to different accounting, reporting, and disclosure requirements than those applicable to domestic issuers and less reliable public information may be available about such foreign securities. Further, foreign brokerage commissions and custodian fees are generally higher than in the United States.
 In addition, government restrictions in certain countries and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. In addition, there may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.
As a result, the selection of securities of foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers.

Options and Futures Contracts

The Capital Appreciation Fund may write covered call and put options and may purchase put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate market value of the Capital Appreciation Fund's portfolio securities covering call options or subject to put options written by the Fund will not exceed 10% of the Fund's net assets. The Capital Appreciation Fund will limit its purchase of put options to 10% of its net assets. The Global Growth Fund and the Global Income Fund each may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation. In order to comply with the securities laws of several states, neither the Global Growth Fund nor the Global Income Fund (as a matter of operating policy) will write a covered call or put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets.

None of the Funds has any current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles and spreads.

The Capital Appreciation Fund, in accordance with its investment objectives, investment program, policies, and restrictions may purchase and sell futures contracts on stock indices to protect against anticipated changes in prevailing overall stock prices, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity markets. Such futures contracts must be listed on a national securities or commodities exchange. The Capital Appreciation Fund will not enter into any stock index futures contract if immediately thereafter (i) the total amount of its assets required to be on deposit as initial margin to secure its obligations under stock index futures contracts exceeds 5% of the market value of its total assets, and (ii) the then current aggregate futures market prices of securities to be delivered under open futures sale contracts plus the then current aggregate purchase prices of securities required to be purchased under open futures purchase contracts would exceed 10% of the Capital Appreciation Fund's total assets.

The Global Growth Fund and the Global Income Fund may each purchase and sell stock index futures contracts, interest rate futures contracts and currency futures contracts, and write and purchase put and call options on such futures contracts, provided such futures contracts and options thereon are listed on a national securities or commodities exchange. Neither the Global Growth Fund nor the Global Income Fund will enter into any stock index futures contract, if, as a result thereof, more than 5% of the total assets of that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts. In the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit.

None of the Funds has any current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon.

			    MANAGEMENT


The principal occupations of the Trustees and executive officers of the Trust for the past five years are described below. The address of each, unless otherwise indicated, is 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204. An asterisk indicates that a Trustee is deemed to be an "interested person" of the Trust for purposes of the 1940 Act.

Trustees

*RICHARD H. FONTAINE, 45     Chairman, Trustee and President - President,
			     Director, and Chief Executive Officer of Fontaine
			     Associates and Richard Fontaine and Company, Inc.

DANA R. BARROWS, 45          Trustee - Director, Hampden County Estate
Northwestern Mutual Life     Planning Council; Director, Special Agents, Inc.
Insurance Company            of Northwestern Mutual Life Insurance Company.
1351 Main Street
Springfield, MA  01103

LESTER M. BRADSHAW, JR., 42  Trustee - Director, President, and Treasurer of
L.M. Bradshaw Contracting,   L. M. Bradshaw Contracting, Inc.; Director,
Inc. 3600-B St. Johns Lane   National Acssociation of Utilities Contactors.
Ellicott City, MD  21043

LUCAS L. GODINEZ, 45         Trustee - President, Cummings Engine Co., Brazil,
Cummins Engine Co.           March, 1993 through present; Vice President and
P.O. Box 3005                General Manager, Fleetguard International
Columbus, IN  47202          (European Division), January, 1991 through March,
			     1993.

Officers

ANNE DYER FONTAINE, 43      Vice President & Treasurer - Vice President of
			    Fontaine Associates. Ms. Fontaine is married to Mr. Richard H. Fontaine.

KIMBERLY A. MALKOWSKI, 43   Secretary - Vice President and Secretary of
			    Fontaine Associates.



The following table lists the current Trustees of the Fund who are expected to receive compensation for each regular meeting of the Board during the fiscal
year ending December 31,    1996    , and the amount of such compensation:

The following table lists the current Trustees of the Fund who are expected to receive compensation for each regular meeting of the Board during the fiscal
year ending December 31,    1996    , and the amount of such compensation:

				 Pension or          Esitmated     Total
				 Retirement          Annual        Compensation
	       Aggregate         Benefits Accrued    Benefits      From Registrant
Name,          Compensation      as Part of Fund     Upon          and Fund Complex
Position       From Registrant   Expenses            Retirement    Paid to Directors


Richard A.
Fontaine,      $0.00             N/A                  N/A           $0.00
Trustee <F1>

Dana R.
Barrows,       $0.00             N/A                  N/A           $0.00
Trustee

Lester M.
Bradshaw,      $0.00             N/A                  N/A           $0.00
Trustee

Lucas L.
Godinez,       $0.00             N/A                  N/A           $0.00
Trustee

<F1>
Mr. Fontaine is a Trustee who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

Committees Of the Board of Trustees

The Trust has an Audit Committee and a Finance Committee. The duties of these two Committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with the Trust's independent accountants, if the accountants deem it desirable, and meet with the Trust's independent accountants at least once annually to discuss the scope and results of the annual audit of the Trust and such other matters as the Committee members deem appropriate or desirable. Messrs. Dana R. Barrows and Lester M. Bradshaw, Jr. are members of the Audit Committee.

Finance Committee: During intervals between Board Meetings, the Finance Committee monitors all major financial obligations of the Trust and makes recommendations for change as appropriate. Messrs. Richard H. Fontaine, Dana
R. Barrows and Lester M. Bradshaw, Jr. are members of the Finance Committee.

Principal Holders of Shares

   As of April 1, 1997, the Trustees and officers of the Trust as a group owned approximately 16.1% of the outstanding shares of the Capital Appreciation Fund, 6.2% of the outstanding shares of the Global Growth Fund, and 8.1% of the outstanding shares of the Global Income Fund.

Investment Adviser

Fontaine Associates, located at 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204, serves as the investment adviser for the Capital Appreciation Fund pursuant to a Master Advisory Contract and Advisory Contract Supplement dated September 15, 1989, that was approved by the shareholders of that Fund at a Special Meeting of Shareholders held on July 18, 1990.
Fontaine Associates also serves as the investment adviser for the Global Growth Fund and the Global Income Fund pursuant to a Master Advisory Contract, dated September 15, 1989, and Advisory Contract Supplements, with respect to each of those Funds, dated February 28, 1992.

The Master Advisory Contract and Advisory Contract Supplements, with respect to each Fund ("Advisory Contract"), provides that Fontaine Associates will manage the portfolio of each Fund and will provide each Fund with investment guidance and policy direction in connection therewith, including oral and written research, analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character, concerning, among other things, interest rate trends, portfolio composition, and credit conditions of both a general and specific nature. As manager of the assets of each Fund, Fontaine Associates will make investments for the account of each Fund in accordance with Fontaine Associates' best judgment and within the investment objectives and restrictions of each Fund set forth in the Trust's Declaration of Trust, the Trust's By-Laws, the Prospectus and Statement of Additional Information for the Trust, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended ("Code"), relating to regulated investment companies ("RICs"), subject to policy decisions adopted by the Trust's Board of Trustees. Fontaine Associates is authorized, in its discretion and without prior consultation with each Fund, among other things, to buy, sell, and otherwise trade in any stocks, bonds, options, and other securities and investment instruments on behalf of each Fund, to purchase or sell futures contracts on behalf of each Fund, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of each Fund. Should the Trustees at any time make any specific determination as to the investment policy of a Fund and notify Fontaine Associates thereof in writing, Fontaine Associates will be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Fontaine Associates will advise the Trust's officers and Board of Trustees, at such times as the Trust's Board of Trustees may specify, of investments made for each Fund and will, when requested by the Trust's officers or Board of Trustees, supply the reasons for making particular investments. Fontaine Associates will also furnish to the Board of Trustees periodic reports on the investment performance of each Fund and its performance under the Advisory Contract and will supply such additional reports and information as the Trust's officers or Board of Trustees may reasonably request.

Fontaine Associates has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of each Fund. Administrative services provided by Fontaine Associates include, among other things, (i) data processing, fund accounting, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for each Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Trust's officers and Trustees, (iii) handling shareholder relations with investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, (iv) shareholder accounting, and (v) compiling information required in connection with the Trust's filings with the SEC. Fontaine Associates also provides the Trust with accounting, administrative personnel, office space, and other facilities in connection with operation of each Fund, as necessary or useful to the administration of the Trust and each Fund.

The Advisory Contract will continue in effect with respect to each Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees of the Trust or (ii) by a majority of the Trustees who are not parties to such Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to any Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees. The Advisory Contract will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its services and for the expenses which it assumes, the Trust pays Fontaine Associates, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates: with respect to the Capital Appreciation Fund, .95% of average daily net assets; with respect to the Global Growth Fund, .85% of average daily net assets; and with respect to the Global Income Fund, .75% of average daily net
assets.  As a result of    an expense Limitation Agreement with Fontaine
Associates    , for the fiscal year ended December 31, 1994, Fontaine
Associates received from the Trust $12,247 in management fees; for the fiscal year ended December 31, 1995, Fontaine Associates received from the Trust $18,591 in management fees; and for the fiscal year ended December 31,
   1996, Fontaine Associates received from the Trust $35,383     in management
fees, with respect to the Capital Appreciation Fund. In addition, as a result of Expense Limitation Agreements with Fontaine Associates, for the fiscal year ended December 31, 1994, Fontaine Associates received from the Trust no management fees with respect to the Global Growth Fund and the Global Income Fund; and for the fiscal years ended December 31, 1995 and December 31,
   1996, Fontaine Associates received from the Trust $1,004 and $13,234 in management fees with respect to the Global Growth Fund, and $1,707 and
$8,710     in management fees with respect to the Global Income Fund.

Expense Limitations

   At the February 5, 1997 meeting of the Board of Trustees, Fontaine Associates announced its determination to discontinue the voluntary Expense Limitation Agreements with the Funds effective May 1, 1997, under which Fontaine Associates had agreed to assume and reimburse all annual Fund operating expenses of each Fund (other than certain expenses that are capitalized and certain other non-recurring expenses) ("Fund Operating Expenses") which in any year exceeded 1.50% of the average daily net assets for the Capital Appreciation Fund and the Global Growth Fund and 1.25% of the average daily net assets for the Global Income Fund. Effective with this discontinuance, expense waivers and reimbursements through April 30, 1997 will no longer be permitted to be recapturable by Fontaine
Associates.


			 PORTFOLIO TRANSACTIONS


Subject to any policy established by the Trustees, Fontaine Associates is primarily responsible for portfolio decisions and the placing of portfolio transactions. Purchases and sales of common stock and other equity securities are effected on an exchange through brokers who charge a commission. The purchase of money market instruments and other debt securities traded in the OTC market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. The price of such money market instruments and debt securities is usually negotiated, on a net basis, and no brokerage commissions are paid. Although no stated commissions are paid for securities traded in the OTC market, transactions in such securities with dealers usually include the dealer's "mark-up" or "mark-down." Money market instruments and other debt securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

In selecting brokers and dealers to execute transactions for each Fund, Fontaine Associates' primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer's "spread"; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. Fontaine Associates may also rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.

Fontaine Associates will place all orders for the purchase or sale of portfolio securities for the account of each Fund with brokers or dealers selected by Fontaine Associates, and to that end Fontaine Associates is authorized as the agent of the Funds to give instructions to the custodian as to deliveries of securities and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, Fontaine Associates will use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to each Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers qualified to execute a particular transaction, Fontaine Associates may select brokers who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Fontaine Associates. Fontaine Associates is expressly authorized to cause each Fund to pay any broker who provides such brokerage and research services and products a commission for executing a security transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction if Fontaine Associates determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services and products provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities that Fontaine Associates has with respect to accounts over which it exercises investment discretion. Subject to seeking best execution of portfolio transactions, Fontaine Associates is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of a Fund. By allocating transactions in this manner, Fontaine Associates is able to supplement its research and analysis with the views and information of securities firms.

Under the 1940 Act, persons affiliated with Fontaine Associates or the Funds are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC.

During the fiscal years ended    December 31, 1994, 1995, and 1996    , total
brokerage commissions paid by the Trust amounted to    $25,567, $22,718, and
$228,523    , respectively, all of which was paid to brokers that provided research and other brokerage services.

Fontaine Associates currently provides investment advice to and supervision and monitoring of various counsel accounts. Many of these counsel accounts have investment objectives and programs similar to those of the Funds. Accordingly, occasions may arise when Fontaine Associates may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of both the Funds and counsel accounts. On those occasions when such simultaneous investment decisions are made, Fontaine Associates will allocate purchase and sale transactions for the Funds and the counsel accounts in an equitable manner according to written procedures approved by the Trust's Board of Trustees. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, Fontaine Associates will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity.
Such procedures may, in certain instances, be either advantageous or disadvantageous to the Funds.


	     PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED


The shares of each Fund are offered to the public for purchase directly by the Trust itself.

The offering and redemption price of the shares of each Fund is based upon that Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the transfer agent for the Trust. See "Determination of Net Asset Value" below. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all requests for redemption made by such shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Shareholders should be aware that the proceeds of a redemption may be more or less than the amount invested by them and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

For your convenience, your account with each Fund will remain open for at least one year following a complete redemption and all costs during such maintenance period will be borne by that Fund.


		   DETERMINATION OF NET ASSET VALUE


The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern Time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption or no purchase order was received. The NYSE is open Monday through Friday except on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The assets of the Funds are valued as follows:

Common Stocks, preferred stocks, and convertible preferred stocks of domestic issuers listed on national securities exchanges and certain OTC issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities.

Short-term debt instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Bonds, convertible bonds, and other debt securities are generally valued at prices obtained from a bond pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where Fontaine Associates deems it appropriate to do so, the mean of the bid and ask prices for OTC securities or the last available sale price for exchange traded debt securities may be used.
 Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used.

Foreign securities primarily traded on foreign securities exchanges are generally valued at the preceding closing value of such security on the exchange where they are primarily traded. A foreign security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. If no closing price is available, then such security is valued first by using the mean between the last current bid and asked prices or, second, by using the last available closing price.

All foreign securities traded in the OTC securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day.
 Where market quotations are not readily available for such foreign OTC securities, then such securities will be valued in good faith by a method that the Board of Trustees, or its delegates, believes accurately reflects fair value.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the foreign portfolio securities of the Capital Appreciation Fund and the majority of the portfolio securities of the Global Growth Fund and the Global Income Fund. If an event were to occur after the value of an instrument was established, but before the net asset value per share was determined, which was likely to materially change the net asset value of a particular Fund, then that instrument would be valued using fair value considerations by the Board of Trustees or its delegates. For purposes of determining each Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U. S. dollar values at the spot price of such currencies against U. S. dollars as last quoted by any recognized broker-dealer.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued in good faith by the Trust's Board of Trustees using its best judgment.


			FEDERAL INCOME TAXES


Each Fund intends to qualify as a RIC under Subchapter M of the Code. As such, each Fund must meet the requirements of Subchapter M, including the requirements involving character and source of income, investments in each Fund, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities, and less than 30% of the gross income for the taxable year can be attributable to gains (without deductions for losses) from the sale or other disposition of securities held for less than three months. Each Fund must also distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level. Dividends attributable to a Fund's ordinary income are taxable as such to shareholders in the year in which they are received.

In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so.

A corporate shareholder may be entitled to take a deduction for income dividends received by them that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A dividend of capital gains net income reflects the Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate which dividends are dividends of capital gains net income and must notify shareholders of this designation within sixty days after the close of the Fund's taxable year. A corporate shareholder of a Fund cannot use a dividends received deduction for these dividends.

If, in any taxable year, a Fund should not qualify as a RIC under the Code:
(i) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders; (ii) that Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the partial deduction for dividends received by corporations; and (iii) foreign tax credits, if applicable, would not "pass through" to its shareholders.

Certain foreign currency gains or losses realized on disposition of foreign currencies and debt securities by the Funds, called "Section 988 Transactions," must be calculated separately. Such gains or losses are generally treated as ordinary income unless certain elections are made by a Fund. Such gains or losses will be included in each Fund's annual income dividend, as appropriate.

Income received by the Funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, that Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by that Fund.
 Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro-rata share of foreign taxes paid by the Fund; (ii) treat as gross income from foreign sources their pro-rata share of foreign taxes as paid by them and the portion of any dividends paid by the Fund attributable to foreign sources; and
(iii) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U. S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

The Global Growth Fund and the Global Income Growth Fund intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that either Fund will be able to do so. Each shareholder of the Funds will be notified, within 60 days after the close of each taxable year of the Funds, whether the foreign taxes paid by the Funds will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) each Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under the Code, will not be affected by any such "pass through" of foreign tax credits.


Taxation of Foreign Shareholders

The Code generally provides that distributions of ordinary income (which are deemed to include for this purpose each shareholder's pro-rata share of foreign taxes paid by a Fund - see discussion of "pass through" of the foreign tax credit to U. S. shareholders above) to foreign shareholders will be subject to U. S. taxes. Foreign persons who are engaged in a business in the
U. S. and resident aliens are generally taxed like U. S. citizens. For other foreign shareholders, a tax would be imposed at the rate of 30% upon the gross amount of the distribution, in the absence of a Tax Treaty or an exemption providing for a reduced rate of taxation. Also, for those foreign shareholders, distributions of net long-term capital gains realized by a Fund are generally not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U. S. during the tax year for more than 182 days. The determination of whether a corporation or individual qualifies as a foreign shareholder is a complex one that must be reviewed on an individual basis.

The preceding is a brief summary of the relevant tax considerations. It is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.


	   SHARES OF BENEFICIAL INTEREST AND RELATED MATTERS


As a Massachusetts business trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) electing the initial Board of Trustees; (ii) approving certain agreements as required by the 1940 Act; (iii) changing fundamental investment objectives, policies, and restrictions of the Funds; and (iv) filling vacancies on the Board of Trustees in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust.
 The Trust has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.


	  CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


   Chase Manhattan     Bank, 270 Park Avenue, New York, NY 10017,  has been
retained to act as custodian for the Trust pursuant to a Custodian Contract.
Under the Custodian Contract,    Chase Manhattan     Bank maintains a custody
account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; pays all expenses of each Fund as directed by Fontaine Associates; receives and pays out cash for purchases and redemptions of shares of each Fund and pays out cash if requested for dividends on shares of each Fund; and maintains records for the foregoing services. Under the Custodian Contract,
the Trust, on behalf of each Fund, has agreed to pay    Chase Manhattan
Bank transaction-based fees for furnishing custodian services.

Richard Fontaine and Company, Incorporated ("Fontaine and Company") has been retained to act as transfer agent and dividend disbursing agent for the Trust.
 Under the Master Agency Agreement and Agency Agreement Supplements, with respect to each Fund, Fontaine and Company performs general transfer agency and dividend disbursing services. It maintains an account in the name of each shareholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals, and monthly dividend disbursements. In addition, Fontaine and Company processes purchase and redemption requests, issues and redeems shares of the Funds, addresses and mails all communications by each Fund to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. For
the year ended December 31,    1996, Fontaine and Company received $17,111
in transfer agency fees from the Trust for its services.


		       INDEPENDENT ACCOUNTANTS


   Sanville & Company, located at 1514 Old York Road, Abington, PA 19001,
serves as the independent accountants for the Trust.    Sanville & Company
     provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

The financial statements for the year ended December 31,    1996    , and the
report of the independent accountants for the year, are included in the
Trust's Annual Report to Shareholders dated December 31,    1996    . The
Annual Report, except for pages one through five thereof, is incorporated herein by reference and accompanies this Statement of Additional Information.
 These financial statements have been audited by Coopers & Lybrand, L.L.P. and have been included in the Prospectus or incorporated by reference into the Statement of Additional Information in reliance on the report of Coopers & Lybrand, L.L.P., independent accountants, given on the authority of that firm as experts in auditing and accounting.

			    LEGAL MATTERS

The legal validity of the shares described in the Prospectus and this Statement of Additional Information have been passed upon by Katten Muchin & Zavis, 1025 Thomas Jefferson Street, N.W., Washington, D.C. 20007, which serves as Special Counsel to the Trust.

			 PERFORMANCE INFORMATION

From time to time each Fund may advertise total return figures calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in a Fund and the ending value of that account measured by the then current net asset value of that Fund, assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid and all recurring fees are included for the applicable period. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T  =  [(ERV/P)1/n] - 1

where

T =     average annual total return
ERV =   the ending redeemable value:  the value at the end of the
applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period
P =     a hypothetical initial payment of $1,000
n =     the number of years.

The average annual total returns for the year ended December 31,    1996 for
the Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund were 15.0%, 37.1% and 15.2%, respectively.


Average Annual Total Return of a Hypothetical $1,000 Investment

			  12 Months       Five Years
			  Ended           Ended          Since
                          12/31/96        12/31/96       Inception
			 ---------       ----------     ---------
Fontaine Capital
Appreciation Fund         +15.0%          + 8.3%         + 8.8%
(Inception on 9/28/89)

S&P "500" Index <F1>      +22.8%          +15.1%         +14.2%

Fontaine Global
Growth Fund               +37.1%           N/A           +12.1%
(Inception on 5/1/92)

Lipper Global
Fund Index <F1>           +16.3%           N/A           +12.8%

Fontaine Global
Income Fund               +15.2%           N/A           + 9.6%
(Inception on 5/1/92)

Merrill Lynch Global
Bond Index <F1>           + 4.0%           N/A           + 9.5%


<F1> The S&P "500" Index is an unmanaged index of 500 industrial, transportation, utility and financial companies, generally regarded as representative of the U. S. equity market. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services'
Global Funds objective. The Merrill Lynch Global Bond Index is an unmanaged index of over 7,100 medium to long term global bonds generally regarded as representative of the global bond market.

Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C  =  (ERV/P) - 1

where

C = Cumulative Total Return
P = a hypothetical initial investment of $1,000
ERV =   Ending Redeemable Value:  ERV is the value, at the end of
the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

The cumulative total returns since inception for the period ended December 31,
   1996 for the Capital Appreciation Fund, the Global Growth Fund, and the Global Income Fund were 84.0%, 70.6% and 53.2%, respectively.

The table below illustrates the method of calculating cumulative total return.


Cumulative Total Return of a Hypothetical $1,000 Investment


			  Since
			  Inception
			  ---------
Fontaine Capital
Appreciation Fund         + 84.0%
(Inception on 9/28/89)

S&P "500" Index <F1>      +160.5%

Fontaine Global
Growth Fund               + 70.6%
(Inception on 5/1/92)

Lipper Global
Fund Index <F1>           + 75.5%

Fontaine Global
Income Fund               + 53.2%
(Inception on 5/1/92)

Merrill Lynch Global
Bond Index <F1>           + 53.0%

<F1> The S&P "500" Index is an unmanaged index of 500 industrial, transportation, utility and financial companies, generally regarded as representative of the U. S. equity market. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services'
Global Funds objective. The Merrill Lynch Global Bond Index is an unmanaged index of over 7,100 medium to long term global bonds generally regarded as representative of the global bond market.

In addition to providing average annual total return information, the Global Income Fund may also advertise its performance by providing information concerning its yield. The Global Income Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

YIELD =2[((a-b)/cd + 1)6-1]

where
	   a  =   dividends and interest earned during the period
	   b  =   expenses accrued for the period (net of reimbursements)
	   c  =   the average daily number of shares outstanding during the
		  period that were entitled to receive dividends
	   d  =  the maximum offering price per share on the last day of the
		  period.

Yield fluctuations may reflect changes in the Global Income Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, the Global Income Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Global Income Fund's future
yield.  For the 30 days ended December 31,    1996 the Global Income Fund's
yield was 3.16%.


     From time to time, in marketing pieces and other literature, each Fund's performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of each Fund's performance made by independent sources may also be used in advertisements concerning the Funds. Sources for performance information may include, but are not limited to, the following:

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     CDA/Wiesenberger's Mutual Fund Update, a monthly publication including articles on investment trends and updates performance, risks and ratings on mutual, money-market, and closed-end funds.

     CDA/Wiesenberger's Investment Companies, an annual hardbound volume providing a textbook on the fund industry and investing, tables and charts on current and historical performance, and profiles of over 4,500 investment companies.

     CDA/Wiesenberger's Mutual Fund Report, a monthly publication detailing the performance, risk posture, pricing and distribution profile of 2,000 mutual funds, with rates of return calculated for 22 time periods, including bull and bear markets.

     Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U. S. mutual funds investing internationally.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     Morningstar Mutual Funds, a bi-weekly mutual fund analysis update summarizing the performance of 6,200 funds and providing updated, single-page reports on approximately 120 (each update) which include information on the fund's investment philosophy and management style and comparative information on the fund's performance and risk.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Sylvia Porter's Personal Finance, a monthly magazine focusing on personal money management that periodically rates and ranks mutual funds by performance.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

			  APPENDIX

	    DESCRIPTION OF CORPORATE BOND RATINGS

Description of Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be a high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa--Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Description of Standard & Poor's Corporation's corporate bond ratings:

AAA--Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A--Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A Category.

Description of Fitch Investor's Service, Inc.'s corporate bond ratings:

AAA--Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA--Bonds in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien--in many cases directly following an AAA bond--or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Description of Duff & Phelps Inc.'s corporate bond ratings:

Duff 1--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U. S. Treasury debt.
Duff 2,3,4--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

ANNUAL REPORT


THE FONTAINE TRUST


FONTAINE CAPITAL APPRECIATION FUND
FONTAINE GLOBAL GROWTH FUND
FONTAINE GLOBAL INCOME FUND


DECEMBER 31, 1996

FELLOW SHAREHOLDERS OF
THE FONTAINE TRUST

INVESTMENT OVERVIEW

As our long term shareholders know, we have been fairly cautious over the last several years due to what we perceive to be the overvaluation in the
U. S. and other global stock markets. During this time, we have seen tremendous liquidity pumped into world markets by various governments in an attempt to increase economic growth. We believed that this would cause a liquidity bubble in global markets, and sooner or later, we felt that the flow of liquidity would move out of financial assets into tangible assets. Because of this belief, we decided to invest in commodity-related stock investments. It is a strategy that worked very well for us in 1996 and one we continue to implement as we head into 1997.

One of our major investment themes attempts to capitalize on the globalization of markets and sources of production worldwide. The end of the Cold War seven years ago resulted in an opening up of new investment opportunities for foreign capital-especially in the mining industry. Investors are now able to bring capital to countries that formerly did not allow foreign investment. This results in the development of natural resources that can be sold at world prices, benefiting those shareholders who are willing to take the required risk.

The recent weakness in the price of gold has allowed us to add to our investments in mining and mineral exploration companies at very favorable prices, similar to the values we were able to obtain in late 1995 before gold rose above $400 per ounce. In addition, the break in the price of copper and nickel during the third quarter of 1996 allowed us to establish several investments in fast growing copper producers and add to existing positions in nickel producers. These investments, along with our holdings of international oil companies, have become the primary focus of our equity portfolios as we enter 1997. For investors such as ourselves who are skeptical of the current market mania, companies with strong and growing underlying asset values are especially attractive.

I would like to welcome those shareholders who have joined us recently.
We are pleased that the Fontaine Global Growth Fund ("FONGX") and Fontaine Global Income Fund ("FOGIX") have joined the Capital Appreciation Fund ("FAPPX") with listings on the NASDAQ quotation system. Also, both the Fontaine Global Growth and Capital Appreciation Funds are now listed in most national newspapers. Please feel free to call me if you have any questions about your investments in our Funds.

Sincerely,

/s/ Richard H. Fontaine

Richard H. Fontaine
President and Chairman of the
Investment Advisory Committee
February 20, 1997

FONTAINE CAPITAL APPRECIATION FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS
                                           Primary
       Security                            Country/Region
1      U.S. Treasury Note, 10/99           United States
2      U.S. Treasury Note, 5/97            United States
3      Stride Rite Corp.                   United States
4      Expatriate Resources Ltd. (Can.)    Canada
5      Guyanor Resources S. A. (Can.)      South America
6      Golden Star Resources               South America
7      Southwestern Gold Corp. (Can.)      South America
8      Sea Containers Ltd. - Class "A"     United States
9      Echo Bay Mines Ltd.                 United States
10     Pan African Resources Corp. (Can.)  Africa

ASSET MIX AS OF 12/31/96

[Pie Chart detailing asset breakdown by class: Common Stocks-43.2%, Bonds-11.4%, and Cash<includes cash equivalents and other net assets>-45.4%]

CUMULATIVE PERFORMANCE COMPARISON*
$10,000 INVESTMENT SINCE INCEPTION

[Line Chart detailing growth of a $10,000 investment in Fontaine Capital Appreciation Fund and S&P "500" Index since Capital Appreciation Fund inception on September 28, 1989 through December 31, 1996]

Average Annual Total Return Performance<F1>      Periods Ended 12/31/96
                                   Three Year    Five Year       Since Inception on
                       One Year    (Annualized)  (Annualized)    9/28/89 (Annualized)
Fontaine Capital
Appreciation Fund     + 15.0%     + 10.8%       +  8.3%         +  8.8%
S&P "500" Index<F1>   + 22.8%     + 19.5%       + 15.1%         + 14.2%

<F1>
Please refer to the footnote on Page 8 for explanation of index information.

FONTAINE CAPITAL APPRECIATION FUND

PORTFOLIO REVIEW

The Fontaine Capital Appreciation Fund's performance was strong in 1996. The Fund's performance was driven by its investments in three major investment sectors: 1) U.S. based mining companies, 2) international oil stocks, and 3) medical testing and drug development companies.

The U.S. based mining companies such as Golden Star Resources, Getchell Gold, FMC Gold, and Stillwater Mining were all major contributors during the first half of 1996. During the second half of 1996, the oil investments in Exxon, Chevron and Texaco made significant headway. Holdings in Agouron Pharmaceuticals and Self-Care also made positive contributions in the second half of the year.

KEY INVESTMENTS

Stride Rite - A leading marketer of children's shoes, athletic footwear and recreational shoes for adults. New designer lines are adding sales momentum to existing lines, and a long planned turnaround appears to be underway.

Expatriate Resources Ltd. - This Canadian Exploration company is well financed and currently focusing on activities in the Yukon Territory, where its management has unparalleled expertise. In late 1996, a major discovery was made at the ICE Property in the Finlayson Lake area that is rapidly developing into an exciting new copper discovery.

Golden Star Resources - Denver based mineral and diamond exploration company has extensive holdings in Guyana, Suriname, French Guiana, Brazil, and five African countries.

INVESTMENT STRATEGY

We continue to seek out new investments that might achieve the level of returns we have enjoyed over the last year without exposure to an unnecessary level of risk. Over 40% of fund assets have been invested in shorter term U.S. Treasury securities to provide additional protection of principal.

FONTAINE GLOBAL GROWTH FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS
                                       Primary
     Security                          Country/Region
1    Battle Mountain Gold Preferred    United States
2    Guyanor Resources S. A. (Can.)    South America
3    Expatriate Resources Ltd. (Can.)  Canada
4    Westmin Resources Ltd. (Can.)     Canada
5    Carolina Power & Light Co.        United States
6    Santa Cruz Gold, Inc. (Can.)      Central America
7    German Unity Bond, 1/02           Western Europe
8    Delmarva Power & Light            United States
9    Inco Ltd. - Class ''VBN'' (Can.)  Canada
10   Golden Star Resources             South America

ASSET MIX AS OF 12/31/96

[Pie Chart detailing asset breakdown by class: Common Stocks-78.7%, Bonds-9.2%, Cash<includes cash equivalents and other net assets>-4.2%, and Preferred Stocks-7.9%]

CUMULATIVE PERFORMANCE COMPARISON*
$10,000 INVESTMENT SINCE INCEPTION

[Line Chart detailing growth of a $10,000 investment in Fontaine Global Growth Fund, Lipper Global Fund Index, and S&P "500" Index since Global Growth Fund inception on May 1, 1992 through December 31, 1996]

Average Annual Total Return Performance<F1>     Periods Ended 12/31/96
                                               Three Year      Since Inception
                                 One Year      (Annualized)    on 5/01/92 (Annualized)
Fontaine Global Growth Fund     + 37.1%       + 15.9%         + 12.1%
Lipper Global Fund Index<F1>    + 16.3%       +  9.2%         + 12.8%
S&P "500" Index<F1>             + 22.8%       + 19.5%         + 16.1%

<F1>
Please refer to the footnote on Page 8 for explanation of index information.

FONTAINE GLOBAL GROWTH FUND

PORTFOLIO REVIEW

The Fontaine Global Growth Fund had an excellent year in 1996, finishing with a 37.1% gain. Global Growth ranked second of 182 funds in Morningstar's World Stock objective for one year total return as of December 31, 1996, and the fund ranked eighth of 99 funds for three year annualized return.

During 1996, the fund benefited from its focused strategy in natural resource and commodity related investments. Greenstone Resources reported significant additions to its gold reserves in Central America, resulting in a tripling in its share price. Golden Star Resources continued to develop significant gold and diamond properties throughout the Guyana Shield region of South America, which resulted in a threefold increase in the value of our interest in the company.

Three small companies delivered significant returns to the portfolio when new discoveries dramatically enhanced their share price: Indomin Resources in Indonesia, Asquith Resources in Central African Republic, and Black Swan Gold in Brazil. We also experienced good returns from our retail, oil, and depressed value investments.

KEY INVESTMENTS

Inco - Class "VBN" - This company has 25% ownership of the mining operation that will be constructed over the next three years on the nickel deposit in Voisey Bay, Labrador. This facility should be one of the lowest cost producers of nickel, cobalt and copper over the next two decades and should provide strong investment returns as the company moves through development and into production.

Pan African Resources - Its highly experienced geologists are currently pursuing gold exploration properties in Mali, Ethiopia, and Kenya. It represents outstanding value as a portfolio of mineral prospects in a largely undeveloped continent.

Madison Enterprises Corp. - A very well financed mineral exploration company with rights to the Mount Kare prospect in Papua New Guinea. The property is adjacent to the Pogera Mine of Placer Dome and offers significant potential for new discoveries over the next several years.

INVESTMENT STRATEGY

The Fontaine Global Growth Fund pursues investments in small, fast growing companies wherever we can find them. In the last year, we have developed a portfolio of stocks that we feel have significant upside potential. This fund establishes large positions in these companies and pursues concentrated investment themes to maximize future growth of capital. Many of the ideas that drove our investments during 1996 are continuing to provide good opportunities in 1997. We are aggressively pursuing these opportunities and searching out new investment themes that fit our overall strategy.

FONTAINE GLOBAL INCOME FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS
                                       Primary
     Security                          Country/Region
1    U.S. Treasury Note, 12/98         United States
2    Bundes Obligation, 5/00           Western Europe
3    World Bank Note, 9/02             Western Europe
4    U.S. Treasury Bill, 6/97          United States
5    German Unity Bond, 1/02 Western   Europe
6    Inco Ltd. Preferred - Series "E"  Canada
7    Battle Mountain Gold Preferred    United States
8    Westmin Resources Ltd. (Can.)     Canada
9    Carolina Power & Light            United States
10   Dayton Mining                     South America

ASSET MIX AS OF 12/31/96

[Pie Chart detailing asset breakdown by class: Common Stocks-25.3%, Bonds-52.6%, Cash<includes cash equivalents and other net assets>-13.3%, and Preferred Stocks-8.8%]

CUMULATIVE PERFORMANCE COMPARISON*
$10,000 INVESTMENT SINCE INCEPTION

[Line Chart detailing growth of a $10,000 investment in Fontaine Global Income Fund, Merrill Lynch Global Bond Index since Global Income Fund inception on May 1, 1992 through December 31, 1996]

Average Annual Total Return Performance<F1>     Periods Ended 12/31/96
                                                 Three Year     Since Inception
                                     One Year    (Annualized)   on 5/01/92 (Annualized)
Fontaine Global Income Fund         + 15.2%     +  9.6%        +  9.6%
Merrill Lynch Global Bond Index<F1> +  4.0%     +  7.6%        +  9.5%
Lipper World Income Fund Index<F1>  + 10.0%     +  6.3%        +  8.3%

<F1>
Please refer to the footnote on Page 8 for explanation of index information.

FONTAINE GLOBAL INCOME FUND

PORTFOLIO REVIEW

The Fontaine Global Income Fund performed very well during 1996, appreciating 15.2% during the year. The Fund had a successful equity strategy that complemented our fixed income positions during the period and resulted in significant equity returns. The primary contributors in this area were our holdings in international gold mining and mineral exploration companies, and positions in international petroleum stocks.

KEY INVESTMENTS

Battle Mountain Gold Preferred - A high coupon, convertible preferred stock that should benefit from the recent merger with Hemlo Gold.
Significant upside potential exists if gold moves higher over the next few years.

Inco Preferred Series "E" - A holding that resulted from the takeover by
Inco of Diamond Fields Resources.   The high current coupon provides
income and stability while allowing conservative exposure to the upside potential of Inco's nickel properties by its convertibility feature.

Westmin Resources - A well financed Canadian natural resource company that produces zinc and copper. The company offers considerable growth potential from several new discoveries and the recent acquisition of a low cost Chilean copper producer. Westmin offers a growth component to the portfolio, and some diversification for our bond investments.

INVESTMENT STRATEGY

We have added to our holdings of German Deutsche Mark denominated fixed income investments to provide both a significant level of current income as well as the possibility of capital gains should the level of the U.S. dollar decline over the next several years. We also will continue to search out the most aggressive, value oriented equity investments to provide superior returns within the context of a conservative fixed income strategy.

FUND COMPARISON

All three Funds of the Fontaine Trust were up strongly during 1996. Capital Appreciation Fund was up 15%, Global Income up 15%, and Global Growth up 37%. All three funds benefited from our common investment strategy, and their different performance for the period reflected their different implementation of the common strategy.

Fontaine Global Growth Fund is the most aggressive portfolio of the Fontaine Trust. Its assets are allocated in small to medium capitalization companies with an aggressive allocation to stocks.

Fontaine Capital Appreciation Fund is more defensive in nature. It is more domestically oriented, and tends to own larger capitalization common stocks. This fund also utilizes cash, preferred stocks and bond positions to preserve capital.

Fontaine Global Income Fund makes use of the same stock selections as the other portfolios, but less aggressively. The majority of the Fund's assets are invested in U.S. Treasury securities, high-quality foreign government bonds, and money market instruments.

DIVIDEND INFORMATION

Fontaine Capital Appreciation Fund went ex-dividend on December 23, 1996 for holders of record on December 20, 1996. Capital Appreciation declared an income dividend of $0.23 per share, a short-term capital gains distribution of $2.38 per share, and a long-term capital gains distribution of $0.29 per share. The reinvestment price on December 23, 1996 was $9.37.

Fontaine Global Growth Fund went ex-dividend on December 23, 1996 for holders of record on December 20, 1996. Global Growth declared an income dividend of $0.12 per share, a short-term capital gains distribution of $1.11 per share, and a long-term capital gains distribution of $0.01 per share. The reinvestment price on December 23, 1996 was $12.39.

Fontaine Global Income Fund went ex-dividend on September 26, 1996 for holders of record on September 25, 1996. Global Income declared an income dividend of $0.05 per share. The reinvestment price on September 26, 1995 was $11.89. Fontaine Global Income Fund also went ex-dividend on December 23, 1996 for holders of record on December 20, 1996. Global Income declared an income dividend of $0.22 per share, a short-term capital gains distribution of $0.74 per share, and a long-term capital gains distribution of $0.05 per share. The reinvestment price on December 23, 1996 was $10.88.

----------------------------------------------------------------------------

* All performance is historical. Past performance is not indicative of future results. The returns for each Fund and those for the funds included in each Lipper category include changes in share price and reinvestment of all dividends and capital gains distributions. Calculations of return by Lipper Analytical Services, Inc. do not reflect the effect of sales loads charged by other mutual funds. Each Fund's returns and principal will vary, and you may have a gain or loss when you sell Fund shares. Fontaine Associates is currently absorbing certain expenses of each Fund, which has increased each Fund's returns for the periods noted. The S&P "500" Index is an unmanaged index of 500 companies generally regarded as representative of the U.S. stock market. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services' Global Fund objective. The Merrill Lynch Global Bond Index is an unmanaged index of over 7100 short to long term global bonds generally regarded as representative of the global bond market. The Lipper Global Income Fund Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services' Global Income Fund objective. Please read the Prospectus, which has preceded or accompanies this Report, before you invest or send money.

PORTFOLIO OF INVESTMENTS
December 31, 1996

Fontaine Capital Appreciation Fund
                                                     Shares/           Value
                                                     Par (000)         (000)
COMMON STOCKS --  43.2%

Apparel & Shoes -- 3.4%
 Stride Rite Corp.                                      22000    $      220

Diamonds & Gemstones -- 0.1%
<F2>Diamondco Note (Can.)                                5900             2

Entertainment & Leisure -- 1.2%
<F2>Hollywood Park, Inc.                                 5000            75

Food Processing -- 1.9%
 McCormick & Company, Inc.                               5000           118

Gold Exploration -- 4.4%
<F2>Madison Enterprises Corp. (Can.)                    46000           134
<F2>Pan African Resources Corp. (Can.)                 291600           149
                                                                       -----
                                                                        283
Gold Mining -- 11.8%
<F2>Dayton Mining Company                                2400            16
 Echo Bay Mines Ltd.                                    22702           150
<F2>Golden Star Resources Ltd.                          13100           170
<F2>Guyanor Resources S. A. (Can.)                      28000           189
<F2>Metallica Resources, Inc. (Can.)                    42700           143
 Newmont Gold Company                                    2000            88
                                                                       -----
                                                                        756
Insurance -- 1.6%
 USF&G Corp.                                             5000           104

Metals & Mining - General -- 4.2%
 Inco Ltd. - Class "VBN" (Can.)                          3000            73
 Southern Peru Copper Corp.                              9100           133
<F2>Westmin Resources Ltd. (Can.)                       13700            66
                                                                       -----
                                                                        272

Mineral Exploration -- 10.4%
<F2>Cambiex Exploration, Inc. - Wts. (Can.)             85000            71
<F2>Expatriate Resources Ltd. (Can.)                    89500           192
<F2>Santa Cruz Gold, Inc. (Can.)                       116300           115
<F2>Southwestern Gold Corp. (Can.)                      13600           166
<F2>X-Cal Resources Ltd. (Can.)                        196000           122
                                                                       -----
                                                                        666

Retail/Department Stores -- 1.8%
 Wal-Mart Stores, Inc.                                   5000           115

Transportation Services -- 2.4%
 Sea Containers Ltd. - Class "A"                        10000           156

TOTAL COMMON STOCKS (Cost - $3,132)                              $    2,767

LONG-TERM GOVERNMENT
OBLIGATIONS -- 11.4%

U. S. Government Obligations -- 11.4%
 U.S. Treasury Note,
 6.00%, Due 10/15/99                                      330           330
 U.S. Treasury Note,
 6.25%, Due 5/31/00                                       100           101
 U.S. Treasury Note,
 6.50%, Due 5/15/97                                       300           301
                                                                       -----
                                                                        732
TOTAL LONG-TERM GOVERNMENT
OBLIGATIONS (Cost - $732)                                        $      732

TOTAL INVESTMENTS IN SECURITIES
% OF NET ASSETS - 54.6% (Cost - $3,864)                          $    3,499

<F1>
(Can.) = Canadian Traded Security
<F2>
 Non-income producing
<F3>
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 1996

Fontaine Global Growth Fund
                                                     Shares/           Value
                                                     Par (000)         (000)
PREFERRED STOCKS -- 7.9%

 Battle Mountain Gold Preferred                          7600    $      380

TOTAL PREFERRED STOCKS (Cost - $380)                             $      380

COMMON STOCKS --  78.7%

Airlines -- 1.8%
 Southwest Airlines Co.                                  4000    $       88

Apparel & Shoes -- 0.5%
 Stride Rite Corporation                                 2600            26

Diamonds & Gemstones -- 0.1%
<F3>Diamondco Note (Can.)                                1000             1

Electric Utilities -- 10.9%
 Carolina Power & Light Co.                              6000           219
 Delmarva Power & Light Co.                             10100           206
 Oklahoma Gas & Electric Co.                             2000            84
 Rochester Gas & Electric Corp.                           700            13
                                                                       -----
                                                                        522
Gold Exploration -- 6.8%
<F3>Madison Enterprises Corp. (Can.)                    29000            85
<F3>Meridian Gold Inc.                                  16800            69
<F3>Pan African Resources Corp. (Can.)                 337050           172
                                                                       -----
                                                                        326
Gold Mining -- 22.7%
<F3>Ambrex Mining Corp. (Can.)                         275000            70
<F3>Bre-X Minerals Ltd. (Can.)                          10000           158
 Echo Bay Mines Ltd.                                     9010            60
<F3>Eden Roc Mineral Corp. (Can.)                      126800           165
<F3>El Callao Mining Corp. (Can.)                       63800            61
<F3>Golden Star Resources Ltd.                          14000           182
<F3>Guyanor Resources S. A. (Can.)                      36700           248
<F3>Metallica Resources, Inc. (Can.)                    39000           131
<F3>Nevsun Resources Ltd. (Can.)                         2200            13
                                                                       -----
                                                                      1,088
Metals & Mining - General -- 12.5%
<F3><F4><F5>African Selection Mining                    50000            37
 Asarco, Inc.                                            2100            52
<F3>Hecla Mining Co.                                    15000            84
 Inco Ltd. - Class "VBN" (Can.)                          7750           188
<F3>Westmin Resources Ltd. (Can.)                       49700           241
                                                                       -----
                                                                        602

Mineral Exploration -- 20.0%
<F3>Asquith Resources, Inc. (Can.)                      37000            49
<F3>Cambiex Exploration, Inc. (Can.)                     5200             4
<F3>Expatriate Resources Ltd. (Can.)                   115100           248
<F3>Santa Cruz Gold, Inc. (Can.)                       212400           209
<F3>Southwestern Gold Corp.  (Can.)                      9500           116
<F3>Tombstone Exploration Co. Ltd. (Can.                73100           115
<F3>Triton Mining Corp.(Can.)                           54000           165
<F3>X-Cal Resources Ltd. (Can.)                         89900            56
                                                                       -----
                                                                        962
Oil & Gas Exploration -- 3.4%
 Chevron Corp.                                           1000            65
 Texaco, Inc.                                            1000            98
                                                                       -----
                                                                        163

TOTAL COMMON STOCKS  (Cost - $4,224)                             $    3,778

LONG-TERM GOVERNMENT
OBLIGATIONS --  9.2%

German Government Obligations -- 5.7%
 Bundes Obligations,
 5.875%, Due 5/15/00 (Par = DM100)                  $      68    $       68
 German Federation Unity Bonds,
 8.00%, Due 1/21/02 (Par = DM280)                         205           207
                                                                       -----
                                                                        275
U. S. Government Obligations -- 1.1%
 U.S. Treasury Note,
 6.00%, Due 10/15/99                                       50            50

World Bank Obligations -- 2.4%
 World Bank Note,
 6.125%, Due 9/27/02 (Par = DM170)                        118           116

TOTAL LONG-TERM GOVERNMENT
OBLIGATIONS (Cost - $440)                                        $      441

TOTAL INVESTMENTS IN SECURITIES
% OF NET ASSETS - 95.8%   (Cost - $5,044)                        $    4,599

<F1>
(Can.) = Canadian Traded Security
<F2>
DM = Deutsche Mark
<F3>
 Non-income producing
<F4>
 Board Valued
<F5>
 Security contains some restrictions as to public resale.
 Cost basis $37
<F6>
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 1996

Fontaine Global Income Fund
                                                     Shares/           Value
                                                     Par (000)         (000)
PREFERRED STOCKS -- 8.8%

 Battle Mountain Gold Preferred                          2100    $      105
 Freeport McMoran Preferred "A"                          1200            33
 Inco Ltd. Preferred - Series "E"                        2045           106
                                                                       -----
                                                                        244

TOTAL PREFERRED STOCKS (Cost - $242)                             $      244

COMMON STOCKS -- 25.3%

Airlines -- 1.6%
 Southwest Airlines Co.                                  2000    $       44

Diamonds & Gemstones -- 0.1%
<F3>Diamondco Note (Can.)                                 500             1

Electric Utilities -- 2.6%
 Carolina Power & Light Co.                              2000            73

Gold Exploration -- 0.5%
<F3>Madison Enterprises Corp. (Can.)                     5000            14

Gold Mining -- 6.7%
<F3>Ambrex Mining Corp. (Can.)                          21000             5
<F3>Dayton Mining Corp.                                 10700            72
 Echo Bay Mines Ltd.                                     1500            10
<F3>Golden Star Resources Ltd.                           4500            59
<F3>Guyanor Resources S. A. (Can.)                       5600            38
                                                                       -----
                                                                        184
Metals & Mining - General -- 8.4%
<F3>Hecla Mining Co.                                     5000            28
 Inco Ltd. - Class "VBN" (Can.)                          2200            53
 Southern Peru Copper Corp.                              3600            53
<F3>Westmin Resources Ltd. (Can.)                       20100            97
                                                                       -----
                                                                        231
Mineral Exploration -- 4.6%
<F3>Expatriate Resources Ltd. (Can.)                     2600             6
<F3>Santa Cruz Gold Inc. (Can.)                         35000            34
<F3>Southwestern Gold Corp. (Can.)                       3900            48
<F3>X-Cal Resources Ltd. (Can.)                         64600            40
                                                                       -----
                                                                        128
Retail/Department Stores -- 0.8%
 Wal-Mart Stores, Inc.                                   1000            23


TOTAL COMMON STOCKS  (Cost - $760)                               $      698

LONG-TERM GOVERNMENT
OBLIGATIONS --  52.6%

German Government Obligations -- 17.6%
 Bundes Obligations,
 5.875%, Due 5/15/00 (Par = DM440)                  $     307    $      300
 German Federation Unity Bonds,
 8.00%, Due 1/21/02 (Par = DM250)                         183           185
                                                                       -----
                                                                        485
U. S. Government Obligations -- 26.4%
 U.S. Treasury Note,
 5.125%, Due 6/30/98                                       70            69
 U.S. Treasury Note,
 5.50%, Due 2/28/99                                        70            70
 U.S. Treasury Note,
 5.75%, Due 12/31/98                                      400           399
 U.S. Treasury Note,
 6.00%, Due 8/31/97                                        50            50
 U.S. Treasury Note,
 6.00%, Due 10/15/99                                       70            70
 U.S. Treasury Note,
 6.25%, Due 5/31/00                                        70            70
                                                                       -----
                                                                        728
World Bank Obligations -- 8.6%
 World Bank Note,
 6.125%, Due 9/27/02 (Par = DM350)                        241           239

TOTAL LONG-TERM GOVERNMENT
OBLIGATIONS (Cost - $1,457)                                      $    1,452

SHORT-TERM GOVERNMENT
OBLIGATIONS --  8.2%

U. S. Government Obligations -- 8.2%
 U.S. Treasury Bills,
 5.244%, Due 6/5/97                                       230           225

TOTAL SHORT-TERM GOVERNMENT
OBLIGATIONS (Cost - $225)                                        $      225

TOTAL INVESTMENTS IN SECURITIES
% OF NET ASSETS - 94.9% (Cost - $2,684)                          $    2,619

<F1>
(Can.) = Canadian Traded Security
<F2>
DM = Deutsche Mark
<F3>
Non-income producing
<F4>
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
THE FONTAINE TRUST / December 31, 1996

                                                             Capital         Global       Global
                                                           Appreciation      Growth       Income

                                                                    (amounts are actual)
ASSETS
Investments at Market Value:
Capital Appreciation  (Cost $3,864,335)                       3,499,069
Global Growth  (Cost $5,043,930)                                            4,599,121
Global Income  (Cost $2,684,007)                                                         2,618,566
Cash & Cash Equivalents                                         797,923       360,281    1,379,812
Dividends and Interest Receivable                                12,236        20,428       34,068
Receivable for Investments Sold                               1,614,782       713,191      135,830
Receivable for Fund Shares Sold                                 918,498        21,580       21,973
Prepaid Expenses                                                  4,177         5,061        3,465
                                                              ---------     ---------    ---------
TOTAL ASSETS                                                  6,846,685     5,719,662    4,193,714

LIABILITIES
Payable for Investments Purchased                               344,250       834,804      547,775
Payable for Fund Shares Redeemed                                  5,394        35,994      832,902
Payable for Shareholder Distributions                            75,829        34,809       47,938
Accrued Expenses                                                 16,413        11,168        6,310

TOTAL LIABILITIES                                               441,886       916,775    1,434,925
                                                              ---------     ---------    ---------
NET ASSETS                                                    6,404,799     4,802,887    2,758,789

ANALYSIS OF NET ASSETS:
Paid-in-capital applicable to shares outstanding;
$.001 par value, unlimited number of shares authorized:
Capital Appreciation: 683,834 shares                          7,100,185
Global Growth: 384,149 shares                                               5,304,321
Global Income: 253,409 shares                                                            2,839,176
Undistributed net investment income                              (2,502)      (13,189)      (9,715)
Accumulated net realized loss                                  (326,795)      (40,316)        --
Unrealized depreciation of investments                         (366,089)     (447,929)     (70,672)
                                                              ----------    ----------   ----------
NET ASSETS                                                    6,404,799     4,802,887    2,758,789

NET ASSET VALUE PER SHARE                                          9.37         12.50        10.89

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
THE FONTAINE TRUST/For the Year Ended December 31,1996
                                                  Capital        Global      Global
                                                Appreciation     Growth      Income

                                                          (amounts are actual)
INVESTMENT INCOME
Income
Dividends                                             51,853      31,024      20,440
Interest                                              50,536      23,085      43,586
                                                     -------      ------      ------
Total Income                                         102,389      54,109      64,026

Expenses
Investment Management Fees                            61,135      23,702      13,185
Shareholder Servicing Fees                            11,066       9,252       3,187
Custodian and Accounting Fees                          6,700       3,437       1,407
Legal & Auditing Fees                                 25,259       9,204       4,823
Prospectus & Shareholder Reports                       6,889       4,661       1,918
Registration Fees                                      7,399       2,489       1,503
Insurance/Miscellaneous Costs                          3,833         987         875
                                                      -------     -------     -------
Total Expenses Before Waivers
And Reimbursement From Adviser                       122,281      53,732      26,898
Less: Waivers And Reimbursement From Adviser         (25,752)    (10,468)     (4,475)
                                                      ------      ------      ------
Net Expenses                                          96,529      43,264      22,423
                                                     --------    --------    --------
NET INVESTMENT INCOME                                  5,860      10,845      41,603

REALIZED AND UNREALIZED GAIN /
(LOSS) FROM INVESTMENTS

Net Realized Gain From Investments                 1,025,313     354,248     184,770

Unrealized Depreciation on Investments              (299,752)   (441,604)    (74,151)
                                                   ----------   ---------    --------
NET GAIN/(LOSS) ON INVESTMENTS                       725,561     (87,356)    110,619

INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS                                           731,421     (76,511)    152,222

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE FONTAINE TRUST
                                                                Capital                    Global
                                                             Appreciation                  Growth

                                                           Year         Year          Year          Year
                                                           Ended        Ended         Ended         Ended
                                                           12/31/96     12/31/95      12/31/96      12/31/95
                                                          ----------   ----------    ----------    ---------
CHANGE IN NET ASSETS                                                    (amounts are actual)
Operations
Net investment income                                     $    5,860   $  115,794    $   10,845    $  9,852
Net realized gain from investments                         1,025,313      658,080       354,248      38,241
Change in unrealized depreciation from investments          (299,752)     (21,365)     (441,604)     (1,296)
                                                            ---------      -------       -------      ------
Change in Net Assets from Operations                         731,421      752,509       (76,511)     46,797

Distributions to Shareholders
Net investment income                                         (5,861)    (114,581)      (10,701)    (10,148)
In excess of net investment income                           (97,256)        --         (42,145)       --
Net realized gain on investments                            (965,016)    (636,829)     (354,247)    (32,736)
In excess of net realized gain on investments               (232,041)        --         (11,362)       --
                                                            ---------      -------       -------      ------
Change in Net Assets From Distributions to Shareholders   (1,300,174)    (751,410)     (418,455)    (42,884)

Net Equalization                                                  55       (3,159)         --          --

Capital Share Transactions
Capital Appreciation
Sold 251,892 and 43,751 shares                             2,900,335      523,058
Distributions reinvested of 130,666 and 66,510 shares      1,224,345      715,650
Redeemed 193,950 and 143,398 shares                       (2,433,568)  (1,633,412)

Global Growth
Sold 530,302 and 31,410 shares                                                        7,702,621     326,304
Distributions reinvested of 30,964 and 3,984 shares                                     383,646      40,274
Redeemed 246,905 and 1,113 shares                                                    (3,488,543)    (11,777)
                                                           ---------    ---------     ---------     -------
Change in Net Assets from Capital Share Transactions       1,691,112     (394,704)    4,597,724     354,801
                                                           ---------      -------     ---------     -------
CHANGE IN NET ASSETS                                       1,122,414     (396,764)    4,102,758     358,714

NET ASSETS
Beginning of period                                        5,282,385    5,679,149       700,129     341,415
End of period                                             $6,404,799   $5,282,385    $4,802,887    $700,129

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE FONTAINE TRUST (Cont'd)
                                                                              Global
                                                                              Income


                                                                        Year          Year
                                                                        Ended         Ended
                                                                        12/31/96      12/31/95
                                                                        ---------     ---------
CHANGE IN NET ASSETS                                                    (amounts are actual)

Operations
Net investment income                                                  $   41,603    $   26,005
Net realized gain from investments                                        184,770        49,011
Change in unrealized appreciation/(depreciation) from investments         (74,151)       15,550
                                                                          -------        ------
Change in Net Assets From Operations                                      152,222        90,566

Distributions to Shareholders
Net investment income                                                     (41,808)      (25,618)
In excess of net investment income                                         (9,715)         --
Net realized gain on investments                                         (184,770)      (48,877)
                                                                          -------        ------
Change in Net Assets From Distributions to Shareholders                  (236,293)      (74,495)

Capital Share Transactions
Global Income
Sold 235,669 and 29,366  shares                                         2,715,884       310,821
Distributions reinvested of 16,818 and 6,704 shares                       184,487        70,618
Redeemed 100,375 and 2,002 shares                                      (1,117,054)      (21,149)
                                                                        ---------       -------
Change in Net Assets from Capital Share Transactions                    1,783,317       360,290
                                                                        ---------      --------
CHANGE IN NET ASSETS                                                    1,699,246       376,361

NET ASSETS
Beginning of period                                                     1,059,543       683,182
End of period                                                          $2,758,789    $1,059,543

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST
                                                            Capital
                                                          Appreciation

                                        Year        Year        Year        Year        Year
                                        Ended       Ended       Ended       Ended       Ended
                                        12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
NET ASSET VALUE,
BEGINNING OF PERIOD                    $ 10.67     $  10.75    $  10.75    $   9.60     $ 10.78
Investment Activities
Net Investment Income<F1>                  0.01        0.26        0.07        0.14         0.33
Net Realized and Unrealized
 Gain/(Loss) on Investments                1.59        1.42        0.18        1.22        (0.76)
Total From Investment Activities           1.60        1.68        0.25        1.35        (0.43)
Distributions
Net Investment Income                     (0.01)      (0.26)      (0.18)     (0.135)       (0.12)
In Excess of Net Investment Income        (0.22)       --          --          --           --
Net Realized Gains                        (2.15)      (1.50)      (0.07)     (0.065)       (0.63)
In Excess of Net Realized Gains           (0.52)       --          --          --           --
Total Distributions                       (2.90)      (1.76)      (0.25)      (0.20)       (0.75)

NET ASSET VALUE,
END OF PERIOD                          $   9.37    $  10.67    $  10.75    $  10.75      $  9.60
Ratio of Expenses to
Average Net Assets <F1>                    1.49%       1.50%       1.50%       1.50%        1.50%
Ratio of Net Investment Income
to Average Net Assets                      0.09%       2.16%       1.41%       1.15%        3.12%
Total Investment Return                   15.00%      15.49%       2.34%      14.09%       -3.94%
Portfolio Turnover Rate                   372.7%       96.0%      135.6%      131.7%       129.2%
Average Commission Paid                 $0.0195        --          --          --           --
Net Assets End of Period (000's)         $6,405      $5,282      $5,679      $8,903      $14,902

<F1>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Capital
Appreciation.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
1.89%, 2.10%, 2.23%, 1.81% and 1.94%.
<F2>
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST (Cont'd)
                                                               Global
                                                               Growth

                                        Year        Year        Year        Year         From
                                        Ended       Ended       Ended       Ended        5/1/92<F1>
                                        12/31/96    12/31/95    12/31/94    12/31/93     to 12/31/92
NET ASSET VALUE,
BEGINNING OF PERIOD                    $  10.03    $   9.61    $   10.34   $   9.33     $  10.00
Investment Activities
Net Investment Income<F3>                  0.06        0.21        0.16        0.14         0.07
Net Realized and Unrealized
Gain/(Loss) on Investments                 3.65        1.14       (0.20)       1.11        (0.41)
Total From Investment Activities           3.71        1.35       (0.04)       1.25        (0.34)
Distributions
Net Investment Income                     (0.02)      (0.22)      (0.16)      (0.11)       (0.08)
In Excess of Net Investment Income        (0.10)       --          --          --           --
Net Realized Gains                        (1.09)      (0.71)      (0.53)      (0.13)       (0.25)
In Excess of Net Realized Gains           (0.03)       --          --          --           --
Total Distributions                       (1.24)      (0.93)      (0.69)      (0.24)       (0.33)

NET ASSET VALUE,
END OF PERIOD                          $  12.50    $  10.03    $   9.61    $  10.34     $   9.33
Ratio of Expenses to
Average Net Assets<F3>                     1.46%       1.44%       1.45%       1.50%        1.50%
Ratio of Net Investment Income
to Average Net Assets                      0.36%       2.36%       1.69%       1.15%      1.23%<F2>
Total Investment Return                   37.10%      13.97%      -0.35%      13.39%       -3.37%
Portfolio Turnover Rate                   252.8%      101.5%      114.1%      263.8%     348.5%<F2>
Average Commission Paid                 $0.0144        --          --          --           --
Net Assets End of Period (000's)         $4,803        $700        $341        $349         $335

<F1>Commencement of Operations
<F2>Annualized
<F3>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Global
Growth.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
1.82%, 2.04%, 1.45%, 3.62% and 7.19%.
<F4>
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST (Cont'd)
                                                            Global
                                                            Income

                                        Year        Year        Year        Year         From
                                        Ended       Ended       Ended       Ended        5/1/92<F1>
                                        12/31/96    12/31/95    12/31/94    12/31/93     to 12/31/92
NET ASSET VALUE,
BEGINNING OF PERIOD                    $  10.46    $   10.16   $   10.78   $    9.37    $  10.00
Investment Activities
Net Investment Income<F3>                  0.26        0.36        0.29        --           0.14
Net Realized and Unrealized
Gain/(Loss) on Investments                 1.33        0.91       (0.13)       1.92        (0.48)
Total From Investment Activities           1.59        1.27        0.16        1.92        (0.34)
Distributions
Net Investment Income                     (0.30)      (0.35)      (0.39)       --          (0.21)
In Excess of Net Investment Income        (0.07)       --          --          --           --
Net Realized Gains                        (0.79)      (0.62)      (0.39)      (0.51)       (0.08)
Total Distributions                       (1.16)      (0.97)      (0.78)      (0.51)       (0.29)

NET ASSET VALUE,
END OF PERIOD                          $  10.89    $  10.46    $  10.16    $  10.78     $   9.37
Ratio of Expenses to
Average Net Assets<F3>                     1.24%       1.21%       1.21%       1.25%        1.25%
Ratio of Net Investment Income
to Average Net Assets                      2.30%       3.35%       2.49%       2.13%       2.47%<F2>
Total Investment Return                   15.21%      12.62%       1.49%      20.53%      -3.47%
Portfolio Turnover Rate                   222.2%       95.9%      129.9%      171.5%      189.6%<F2>
Average Commission Paid                 $0.0264        --          --          --           --
Net Assets End of Period (000's)         $2,759      $1,060        $683        $849       $1,384

<F1>Commencement of Operations
<F2>Annualized
<F3>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.25% for Global
Income.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
1.51%, 1.74%, 1.98%, 2.32% and 3.05%.
<F4>
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
The Fontaine Trust / December 31, 1996

Note 1 -- Organization

The Fontaine Trust ("Trust") was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission ("SEC") as a no-load open-end management investment company. The Trust currently consists of three Funds: Fontaine Capital Appreciation Fund ("Capital Appreciation Fund"), Fontaine Global Growth Fund ("Global Growth Fund") and Fontaine Global Income Fund ("Global Income Fund") ("Fund" or "Funds").
Each Fund is a separate investment portfolio of the Trust having distinct investment objectives, investment programs, policies, and restrictions. Capital Appreciation Fund and Global Growth Fund are diversified investment companies under the Investment Company Act of 1940 ("1940 Act"). Global Income Fund is registered as a non-diversified investment company under the 1940 Act to enable it to invest more than 5% of its total assets in securities of one issuer, including, in particular, securities of foreign governments.

The Trust was organized on April 20, 1989 and had no operations prior to September 28, 1989, other than those relating to organizational matters including the sale of 33,073 shares of beneficial interest of Capital Appreciation Fund at $10.00 per share to Richard H. Fontaine. During 1990, Capital Appreciation Fund changed its fiscal year-end from August 31 to December 31, resulting in a four month transition period. Global Growth Fund and Global Income Fund each commenced operations on May 1, 1992, with an initial stock subscription of 10,000 shares and 40,000 shares, respectively, of beneficial interest at $10.00 per share to Richard H. Fontaine.

The investment objectives of each Fund as well as the nature and risks of their investment activities are set forth more fully in the Trust's Prospectus and Statement of Additional Information, dated May 1, 1996.

Note 2 -- Significant Accounting Policies

A -- Security Valuation--Investments in securities traded on a national securities exchange and securities traded on over-the-counter markets are valued at the last sale price on the day of valuation. Securities for which no sale price is available are valued at the last bid price. Investments in securities for which no market quotations are available are valued based on quotations provided by broker-dealers or by such other method approved by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest receivable, approximates market value.

B -- Security Transactions and Investment Income--Income and expenses are recorded on the accrual basis. Dividend income and distributions to shareholders are recorded by each Fund on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C -- Equalization--Capital Appreciation Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D -- Foreign Currency--Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at rates reported by a major New York City broker on the following basis:

   a. Market value of investment securities, other assets and liabilities ---at the closing rate of exchange as of the date of the statement of assets and liabilities.

   b. Purchases and sales of investment securities, income and expenses ---at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred.)

Notes to Financial Statements (Cont'd)

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

E -- Cash and Cash Equivalents--The Trust considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. This balance represents money market Deposit Accounts held with the Custodian.

F -- Concentration of Credit--The Trust maintains cash balances in money market accounts of the Custodian. At December 31, 1996, money market balances held by Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $891,735, $360,281, and $1,379,812, respectively. These accounts are overnight money market sweep accounts with a variable interest rate (4.90% as of December 31, 1996).

G -- Use of Estimates--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

H -- Restricted Securities--Investments in restricted securities cannot be resold or transferred unless they are subsequently registered under the Securities Act of 1933 or registered under state security laws.

Note 3 -- Federal Income Taxes

No provision for federal income taxes is required since each Fund intends to qualify as a regulated investment company and distribute all of its taxable income.

At December 31, 1996, the aggregate cost of securities for federal income tax purposes for Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $3,921,776, $5,093,048, and $2,694,339, respectively. Net unrealized appreciation/(depreciation) of investments for each Fund were as follows:

                                 Capital Appreciation   Global Growth   Global Income
Appreciated Investments              $ 61,721             $ 87,383       $ 35,123

Depreciated Investments              (426,987)            (532,191)      (100,563)
                                     ---------            ---------      ---------
Net Unrealized Depreciation         $(365,266)           $(444,808)      $(65,440)

Net Unrealized Depreciation-
Tax Basis                           $(367,768)           $(457,998)      $(75,772)

The Distributions in Excess of Net Investment Income per the Statement of Changes in Net Assets for the Global Growth Fund and Capital Appreciation Fund are due to the reclassification of capital gains on the sale of securities identified as Passive Foreign Investment Companies (PFICs) from capital gains to net investment income and to the inclusion of unrealized gains on PFICs held in the portfolios at December 31, 1996 in net investment income.

The Distributions in Excess of Net Realized Gain on the Statement of Changes in Net Assets for these funds are due to the postponement of capital loss recognition due to wash sales and to the funds' election to push capital losses incurred post October 31, 1996 to the next fiscal year.

Notes to Financial Statements (Cont'd)

Note 4 -- Investment Transactions

                                      Capital Appreciation    Global Growth     Global Income
U. S. Government Securities:
Purchases                                  $968,934            $147,828          $675,642
Sales                                     2,229,030             255,435           286,227

Securities Other Than Short-Term
 and U. S. Government Securities:
Purchases                               $19,613,025          $10,884,812        $4,233,381
Sales                                    20,260,548            6,597,572         3,232,414

Note 5 -- Related Parties

A -- Investment Adviser--The investment management agreements ("Advisory Contracts") between Richard Fontaine Associates, Inc. ("Adviser") and Capital Appreciation Fund, Global Growth Fund and Global Income Fund, provide for an annual investment management fee, computed daily and paid monthly, at a rate equal to 0.95%, 0.85%, and 0.75%, of average daily net assets, respectively.

Under the terms of the Advisory Contracts, the Adviser is required to bear any expenses of each Fund which exceed the expense limitations applicable to each Fund as imposed by the securities regulations of any state in which the fund is registered. Additionally, in accordance with the Expense Limitation Agreements between each Fund and the Adviser, the Adviser has agreed to bear any expenses of each Fund which exceed the voluntary, Adviser-imposed expense limitation of 1.50% of average daily net assets for Capital Appreciation Fund and Global Growth Fund and 1.25% of average daily net assets for Global Income Fund. The expense limitation agreements under the Master Advisory Contracts by and between the Funds and Richard Fontaine Associates are reviewed for renewal by the Board of Trustees on an annual basis.

Capital Appreciation Fund: Pursuant to this agreement, $25,752 of management fees were waived by the Adviser which exceeded the 1.50% expense limitation for the year ended December 31, 1996. In addition, $337,698 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of December 31, 1996, the Fund owed $1,928 to the Adviser for management fees payable.

Global Growth Fund: Pursuant to this agreement, $10,468 of management fees were waived by the Adviser which exceeded the 1.50% expense limitation for the year ended December 31, 1996. In addition, $23,406 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of December 31, 1996, the Fund owed $449 to the Adviser for management fees payable.

Global Income Fund: Pursuant to this agreement, $4,475 of management fees were waived by the Adviser which exceeded the 1.25% expense limitation for the year ended December 31, 1996. In addition, $36,361 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of December 31, 1996, the Fund owed $754 to the Adviser for management fees payable.

B -- Transfer Agent--During the year ended December 31, 1996, Capital Appreciation Fund, Global Growth Fund and Global Income Fund, incurred transfer agent fees and expenses of approximately $8,097, $6,446, and $2,569, respectively, for shareholder and accounting services provided by Richard Fontaine and Company, Inc., an affiliate of the Adviser. As of December 31, 1996, transfer agent fees payable by Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $1,235, $1,863 and $559, respectively.

C -- Board of Trustees--At the June 24, 1994 meeting of the Board of Trustees, it was unanimously agreed upon that the Board would temporarily waive the trustees fees normally charged each Fund, thus reducing each Fund's expense.

Notes to Financial Statements (Cont'd)

D -- Ownership of Fund Shares--Certain related parties investing in the Funds hold positions representing 5% or more of total net assets. These parties may include employees and Trustees of the Trust, Transfer Agent, and/or Adviser. The Adviser also manages separate accounts apart from its investment management activities to the Trust. At certain times during the year, the manager may transact with the Funds on behalf of these separate accounts. As of December 31, 1996, balances held by these parties were as follows:

Capital Appreciation Fund
                                     Shares        Dollar Amount   % Net Assets
Richard H. Fontaine and
Members of  the Board of Trustees   112,125.826   $1,050,619       16.40%
Private Accounts under
Adviser Management                   34,350.995      321,869        5.03%
                                    -----------   ----------       ------
TOTAL                               146,476.821   $1,372,488       21.43%

Global Growth Fund
                                     Shares        Dollar Amount   % Net Assets
Richard H. Fontaine and
Members of the Board of Trustees     28,208.177   $  352,602        7.34%

Global Income Fund
                                     Shares        Dollar Amount   % Net Assets
Richard H. Fontaine and
Members of the Board of Trustees     20,881.558   $  227,400        8.24%
Private Accounts under
Adviser Management                  150,577.254    1,639,786       59.44%
                                    -----------   ----------       ------
TOTAL                               171,458.812   $1,867,186       67.68%

E -- Related Party Transactions--As an investment practice in the interest of minimizing transaction expenses, the Adviser may trade securities between the three Funds in the Trust and between the Funds and the separate accounts also under Adviser management. These transactions are affected at the prevailing market price and, where applicable, the prevailing foreign exchange rate obtained from an independent source and are an alternative to each fund undertaking the transaction with a third party. No interfund charges are made for these transfers.

Note 6 -- Subsequent Event

At the February 5, 1997 meeting of the Board of Trustees, it was unanimously agreed upon that Richard Fontaine Associates would discontinue the Expense Limitation Agreements with the Funds effective May 1, 1997. If the Fund Operating Expenses for a particular Fund are less than the Operating Expense Limit for that Fund and the assets of that Fund exceed $20 Million, the Fund Operating Expenses assumed and paid by Fontaine Associates in prior periods on behalf of a particular Fund could be reimbursed by that Fund, provided that in doing so the Operating Expense Limit for that Fund is not exceeded and the period over which such reimbursements are made does not exceed five years from the date of the first such payment. Effective with this discontinuance, expense waivers and reimbursements through April 30, 1997 will no longer be recapturable by Richard Fontaine Associates. (Please refer to the Prospectus for more information on Expenses.)

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of The Fontaine Trust, comprised of:
     Fontaine Capital Appreciation Fund,
     Fontaine Global Growth Fund, and
     Fontaine Global Income Fund

          We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, for the Fontaine Capital Appreciation Fund, Fontaine Global Growth Fund, and Fontaine Global Income Fund as of December 31, 1996 and the related statements of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Fontaine Capital Appreciation Fund) and for the four years then ended and for the period May 1, 1992 (commencement of operations) to December 31, 1992 (Fontaine Global Growth Fund and Fontaine Global Income Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fontaine Capital Appreciation Fund, Fontaine Global Growth Fund and Fontaine Global Income Fund as of December 31, 1996, and the results of their operations, their changes in net assets and financial highlights for the respective periods as stated in the first paragraph, in conformity with generally accepted accounting principles.

Coopers & Lybrand, L.L.P.

Baltimore, Maryland
February 20, 1997

Fontaine Trust
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

General/Account Information:
Baltimore Area: (410) 825-7890
Toll Free: 1-800-247-1550

Investment Adviser:
Richard Fontaine Associates, Incorporated
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

Transfer Agent and
Dividend Disbursing Agent:
Richard Fontaine and Company
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

Custodian:
Chase Manhattan Bank
270 Park Avenue
New York, NY 10017

Independent Accountants:
Coopers & Lybrand, L.L.P.
217 East Redwood Street
Baltimore, Maryland 21202

Legal Counsel:
Katten, Muchin & Zavis
1025 Thomas Jefferson Street, N. W., Suite 700
Washington, D. C. 20007-5201


OFFICERS AND TRUSTEES

Richard H. Fontaine, Chairman and President
Dana R. Barrows, Trustee
Lester M. Bradshaw, Trustee
Lucas L. Godinez, Trustee
Anne Dyer Fontaine, Vice President, Treasurer
Kimberly A. Malkowski, Secretary

PART C
OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements In Prospectus:

  Financial Highlights for the Fontaine Capital Appreciation Fund
for the fiscal periods September 28, 1989 (commencement of
operations) to August 31, 1990 and September 1, 1990 to December
31, 1990 (transition period), and for the years ended December 31,
1991, 1992, 1993, 1994, 1995 and    1996    .

  Financial Highlights for the Fontaine Global Growth Fund and the Fontaine Income Fund for the period May 1, 1992 (commencement of operations) to December 31, 1992, and for the years ended December
31, 1993, 1994, 1995 and    1996    .

 Financial Statements Incorporated By Reference Into The Statement of Additional Information:

  Portfolio of Investments as of December 31,    1996     for the
Fontaine Capital Appreciation Fund, the Fontaine Global Growth
Fund, and the Fontaine Global Income Fund.

  Statements of Assets and Liabilities as of December 31,    1996     for
the Fontaine Capital Appreciation Fund, the Fontaine Global Growth
Fund, and the Fontaine Global Income Fund.

  Statements of Operations for the year ended December 31,    1996
for the Fontaine Capital Appreciation Fund, the Fontaine Global
Growth Fund, and the Fontaine Global Income Fund.

  Statements of Changes in Net Assets for the years ended December
31,    1995 and 1996     for the Fontaine Capital Appreciation Fund,  the
Fontaine Global Growth Fund and the Fontaine Global Income Fund.

  Financial Highlights for the periods September 28, 1989
(commencement of operations) to August 31, 1990 and September 1,
1990 to December 31, 1990 (transition period), and for the years
ended December 31, 1991, 1992, 1993, 1994, 1995 and    1996     for the
Fontaine Capital Appreciation Fund, and for the period May 1, 1992 (commencement of operations) to December 31, 1992 and for the year
ended December 31, 1993, 1994, 1995 and    1996     for the Fontaine Global
Growth Fund and the Fontaine Global Income Fund.

  Notes to Financial Statements for the year ended December 31,
   1996     for the Fontaine Capital Appreciation Fund, the Fontaine
Global Growth Fund and the Fontaine Global Income Fund.

(b)  Exhibits:

 1(a)  Declaration of Trust<F1>

  (b)  Amendment No. 1 to Declaration of Trust<F7>

 2  By-Laws<F1>

 3  Not Applicable

 4(a)  Specimen Share Certificate for the Fontaine Capital Appreciation Fund
 <F6>

  (b)  Specimen Share Certificate for the Fontaine Global Growth Fund<F7>

  (c)  Specimen Share Certificate for the Fontaine Global Income Fund<F7>

 5(a) Master Advisory Contract Between Registrant and Richard Fontaine Associates, Inc.<F3>

  (b) Advisory Contract Supplement relating to the Fontaine Capital Appreciation Fund<F3>

  (c)  Advisory Contract Supplement relating to the Fontaine Global Growth
Fund<F7>

  (d)  Advisory Contract Supplement relating to the Fontaine Global Income
Fund<F7>

 6  Not Applicable

 7  Not Applicable

 8  Custodian Agreement Between Registrant and    Chase Manhattan     Bank<F9>

 9(a)(1) Master Agency Agreement Between Registrant and Richard Fontaine and Company, Incorporated<F2>

  (a)(2) Amended and Restated Agency Agreement Supplement Between Registrant and Richard Fontaine and Company, Incorporated, relating to the Fontaine Capital Appreciation Fund

  (a)(3) Agency Agreement Supplement Between Registrant and Richard Fontaine and Company, Incorporated, relating to the Fontaine Global Growth Fund

  (a)(4) Agency Agreement Supplement Between Registrant and Richard Fontaine and Company, Incorporated, relating to the Fontaine Global Income Fund

 9(b)(1) Expense Limitation Agreement By and Between Registrant, on behalf of the Fontaine Capital Appreciation Fund, and Richard Fontaine Associates, Inc.<F5>

  (b)(2) Expense Limitation Agreement By and Between Registrant, on behalf of the Fontaine Global Growth Fund, and Richard Fontaine Associates, Inc.<F7>

  (b)(3) Expense Limitation Agreement By and Between Registrant, on behalf of the Fontaine Global Income Fund, and Richard Fontaine Associates, Inc.<F7>

 9(c) Joint Services Agreement between Richard Fontaine Associates, Inc. and Richard Fontaine and Company, Incorporated<F6>

 10(a)  Opinion and Consent of Gaston & Snow<F2>

   (b)  Opinion and Consent of Freedman, Levy, Kroll & Simonds<F7>

   (c)  Opinion and Consent of Katten Muchin & Zavis

 11  Consent of Coopers & Lybrand, independent accountants

 12  Not Applicable

 13(a) Subscription Agreement relating to the Fontaine Capital Appreciation Fund<F2>

   (b) Subscription Agreement relating to the Fontaine Global Growth Fund and the Fontaine Global Income Fund<F7>

     (c) Amended Subscription Agreement relating to the Fontaine Global Growth Fund and the Fontaine Global Income Fund<F8>

 14  Not Applicable

 15  Not Applicable

 16(a)(1) Computations of a $1,000 Hypothetical Investment in the Fontaine Capital Appreciation Fund, set forth in the Prospectus Fee Table

   (a)(2) Computations of a $1,000 Hypothetical Investment in the Fontaine Global Growth Fund, set forth in the Prospectus Fee Table

   (a)(3) Computations of a $1,000 Hypothetical Investment in the Fontaine Global Income Fund, set forth in the Prospectus Fee Table

 16(b)(1) Computations of the SEC's Standardized Average Annual Total Return for the Fontaine Capital Appreciation Fund for the one year and five years
ended December 31,    1996     and since inception

   (b)(2) Computations of the SEC's Standardized Average Annual Total Return for The Fontaine Global Growth Fund for the one year ended December 31,
   1996     and since inception

   (b)(3) Computations of the SEC's Standardized Average Annual Total Return for The Fontaine Global Income Fund for the one year ended December 31,
   1996     and since inception

 16(c)(1) Computations of cumulative total return for the Fontaine Capital Appreciation Fund since inception

   (c)(2) Computations of cumulative total return for the Fontaine Global Growth Fund since inception

   (c)(3) Computations of cumulative total return for the Fontaine Global Income Fund since inception

 16(d)  Computations of 30 day yield for the Global Income Fund for the 30 day
period ended December 31,    1996

 17  Financial Data Schedule

 18  Not Applicable

 19  Specimen Price Make-up Sheet

 20(a)  Powers of Attorney<F4>

 20(b)  Powers of Attorney<F5>

 20(c)  Power of Attorney<F6>
__________________________________

<F1>
Incorporated herein by reference to the Registrant's original Form N-1A Registration Statement filed on June 30, 1989.

<F2>
Incorporated herein by reference to Pre-Effective Amendment No. 2 of the Registrant's Form N-1A Registration Statement filed on September 25, 1989.

<F3>
Incorporated herein by reference to Pre-Effective Amendment No. 3 of the Registrant's Form N-1A Registration Statement filed on September 27, 1989.

<F4>
Incorporated herein by reference to Post-Effective Amendment No. 1 of the Registrant's Form N-1A Registration Statement filed on March 28, 1990.

<F5>
Incorporated herein by reference to Post-Effective Amendment No. 2 of the Registrant's Form N-1A Registration Statement filed on January 2, 1991.

<F6>
Incorporated herein by reference to Post-Effective Amendment No. 3 of the Registrant's Form N-1A Registration Statement filed on April 29, 1991.

<F7>
Incorporated herein by reference to Post-Effective Amendment No. 4 of the Registrant's Form N-1A Registration Statement filed on March 2, 1992.

<F8>
Incorporated herein by reference to Post-Effective Amendment No. 5 of the Registrant's Form N-1A Registration Statement filed on September 1, 1992.

<F9>
Incorporated herein by reference to Post-Effective Amendment No. 8 of the Registrant's Form N-1A Registration Statement filed on May 1, 1995.

Item 25. Persons Controlled by or under Common Control with Registrant

  None.

Item 26. Number of Holders of Securities, as of March 31, 1996

                                             Number of
Title of Series                              Recordholders
Fontaine Capital Appreciation Fund              530
Fontaine Global Growth Fund                     934
Fontaine Global Income Fund                     235

Item 27. Indemnification

 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

 Richard Fontaine Associates, Inc. ("Fontaine Associates"), 210 W. Pennsylvania Avenue, Suite 240, Towson, Maryland 21204, serves as investment adviser to Registrant. Fontaine Associates is primarily engaged in the business of furnishing investment advisory services to individuals, corpora-tions, partnerships, charitable institutions, trusts, and other entities. Fontaine Associates' sole shareholder is Richard H. Fontaine. Mr. Fontaine is also the sole shareholder of Richard Fontaine and Company, Incorporated, which serves as Registrant's transfer agent.

 As of the date of the filing of this post-effective amendment to Registrant's registration statement, the directors and officers of Fontaine Associates are the persons listed below, who have held, during the past two fiscal years, the positions of a substantial nature described below.

Fontaine Associates

Name                   Company               Office

Richard H. Fontaine    Richard Fontaine      President, Director
                       Associates, Inc.      and CEO

                       Richard Fontaine      President, Director
                       and Company,          and CEO
                       Incorporated

                       The Fontaine Trust    Chairman, Trustee,
                                             and President

Anne Dyer Fontaine     Richard Fontaine      Vice President and
                       Associates, Inc.      Director of Research

                       The Fontaine Trust    Vice President and
                                             Treasurer

                       Legg Mason Wood       Vice President
                       Walker, Inc.          (From 1983 through
                                             1991)

Kimberly A. Malkowski  Richard Fontaine      Vice President and
                       Associates, Inc.      Secretary

                       The Fontaine Trust    Secretary

Item 29. Principal Underwriter

(a) Pursuant to Rule 3a4-1 under the Securities Exchange Act of 1934, Registrant and its associated persons (as defined in that Rule) participate in the sale of Registrant's securities.

(b)  Not applicable

(c)  Not applicable

Item 30. Location of Accounts and Records

 The following entities prepare, maintain and preserve the records required by
Section 31(a) of the 1940 Act for Registrant. These services are provided to Registrant through written agreements between the parties to the effect that such services will be provided to Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

    Chase Manhattan     Bank, 270 Park Avenue, New York, New York, serves as
custodian for Registrant and in such capacity keeps records regarding securities in transfer, bank statements, and canceled checks. Richard Fontaine and Company, Incorporated, 210 W. Pennsylvania Avenue, Suite 240, Towson, Maryland 21204, serves as the transfer agent and dividend disbursing agent for the Registrant and in such capacities, keeps records regarding all shareholder account records, disbursements, and canceled stock certificates required pursuant to the Master Agency Agreement. Fontaine Associates serves as the investment adviser of Registrant and, in such capacity, will maintain all accounts and records required pursuant to its Master Advisory Contract with Registrant.

Item 31. Management Services

  Not applicable

Item 32. Undertakings

 (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding common shares and in connection with such meeting to comply with provisions of
Section 16(c) of the Investment Company Act of 1940.

 (b) Not applicable.

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that this filing meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 9 to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the County of Baltimore and the State of Maryland, on the 29 day of April, 1997.

THE FONTAINE TRUST
Registrant

By: /s/ Richard H. Fontaine
Richard H. Fontaine
President and Trustee


 Pursuant to the requirements by the Securities Act of 1933, this Post-
Effective Amendment No.    9     to the registration statement has been signed
below by the following persons in the capacities and on the dates indicated.



SIGNATURE                      TITLE                    DATE


/s/ Richard H. Fontaine        President and Trustee    April 29, 1997
Richard H. Fontaine

<F1>___________________        Trustee                  April 29, 1997
Dana R. Barrows

<F1>___________________        Trustee                  April 29, 1997
Lester Bradshaw, Jr.

<F1>___________________        Trustee                  April 29, 1997
Lucas L. Godinez

/s/ Anne D. Fontaine           Chief Financial          April 29, 1997
Anne D. Fontaine               Officer


<F1>
By: /s/ Richard H. Fontaine       April 29, 1997
Richard H. Fontaine               Date
(Attorney-in-Fact)

EXHIBIT LIST

Exhibit
Number    Description

9(a)(2)   Amended and Restated Agency Agreement Supplement Between
Registrant and Richard Fontaine and Company, Incorporated, relating to the Fontaine Capital Appreciation Fund

9(a)(3)   Agency Agreement Supplement Between Registrant and Richard
Fontaine and Company, Incorporated, relating to the Fontaine Global Growth Fund

9(a)(4)   Agency Agreement Supplement Between Registrant and Richard
Fontaine and Company, Incorporated, relating to the Fontaine Global Income Fund

10(c)     Opinion and Consent of Katten Muchin & Zavis

11        Consent of Coopers & Lybrand, independent accountants

16(a)(1) Computations of a $1,000 Hypothetical Investment in the Fontaine Capital Appreciation Fund, set forth in the Prospectus Fee Table

16(a)(2) Computations of a $1,000 Hypothetical Investment in the Fontaine Global Growth Fund, set forth in the Prospectus Fee Table

16(a)(3) Computations of a $1,000 Hypothetical Investment in the Fontaine Global Income Fund, set forth in the Prospectus Fee Table

16(b)(1)  Computations of the SEC's Standardized Average
Annual Total Return for the Fontaine Capital
Appreciation Fund for the one year and five years ended December 31, 1996 and since inception

16(b)(2)  Computations of the SEC's Standardized Average
Annual Total Return for The Fontaine Global
Growth Fund for the one year ended December 31, 1996 and since inception

16(b)(3)  Computations of the SEC's Standardized Average
Annual Total Return for The Fontaine Global
Income Fund for the one year ended December 31, 1996 and since inception

16(c)(1) Computations of cumulative total return for the Fontaine Capital Appreciation Fund since inception

16(c)(2) Computations of cumulative total return for the Fontaine Global Growth Fund since inception

16(c)(3) Computations of cumulative total return for the Fontaine Global Income Fund since inception

16(d)     Computations of 30 day yield for the Global Income
Fund for the 30 day period ended December 31, 1996

17        Financial Data Schedule

19        Specimen Price Make-up Sheet

                                                 Exhibits 9(a)(2),
                                                 9(a)(3) and 9(a)(4)

FONTAINE CAPITAL APPRECIATION FUND
A Fund of The Fontaine Trust
210 W. Pennsylvania Avenue, Suite 240
Towson, MD 21204



January 1, 1997


Richard Fontaine and Company, Incorporated
210 W. Pennsylvania Avenue, Suite 240
Towson, MD  21204


Amended and Restated
Agency Agreement Supplement

Dear Sirs:

This will confirm the agreement between the Fontaine Trust (the "Trust") and Richard Fontaine and Company, Incorporated (the "Company") as follows:

Fontaine Global Income Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the Commonwealth of Massachusetts and is an open-end management investment company. The Trust and the Company have entered into a Master Agency Agreement, dated September 15, 1989 (as from time to time amended and supplemented, the "Master Agency Agreement"), pursuant to which the Company has undertaken to provide certain transfer agent series identified therein. Certain capitalized terms used without definition in this Amended and Restated Agency Agreement Supplement have the meaning specified in the Master Agency Agreement.

The Trust agrees with the Company as follows:

    1. Adoption of Master Agency Agreement - The Master Agency Agreement is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Agency Agreement; and its shares shall be a "Series" of shares as referred to therein.

    2. Payment of Fees - For all services to be rendered, facilities furnished and expenses paid or assumed by the Company as provided in the Master Agency Agreement and herein, the Fund shall pay the following fees:

                              FEE SCHEDULE


Annual Fee for Fund:                  $21.00

Shareholder Transaction Fees:

         1.  New Subscription         $ 5.00

         2.  Manual Transactions - includes purchase of shares,
              redemption of shares, exchanges and cutting dividend
              checks.                 $ 1.50

         3.  Telephone Calls          $ 2.50

         4.  Dividend Distributions   $  .75

         5.  Close Account            $ 2.00

Out of Pocket Expenses:

A billing of the recovery of out-of pocket expenses will be made monthly as of the end of each month. These include but are not limited to the following: telephone, telex, telecopier, postage, insurance, legal fees, courier service, duplicating, stationary and forms.

If the foregoing correctly sets forth the agreement and understanding between the Trust and the Company, please so indicate by signing this Amended and Restated Agency Agreement Supplement and returning it to the Trust.

Very truly yours,

ATTEST:                                  THE FONTAINE TRUST,
                                         ON BEHALF OF THE
                                         FONTAINE CAPITAL APPRECIATION FUND
/s/ Kimberly A. Malkowski                By: /s/ Richard H. Fontaine
Secretary                                Title: President
                                         Name:  Richard H. Fontaine


ATTEST:                                  RICHARD FONTAINE AND COMPANY,
                                         INCORPORATED

/s/ Kimberly A. Malkowski                By: /s/ Richard H. Fontaine
Secretary                                Title: President
                                         Name:  Richard H. Fontaine

FONTAINE GLOBAL INCOME FUND
A Fund of The Fontaine Trust
210 W. Pennsylvania Avenue, Suite 240
Towson, MD 21204



January 1, 1997


Richard Fontaine and Company, Incorporated
210 W. Pennsylvania Avenue, Suite 240
Towson, MD  21204


Amended and Restated
Agency Agreement Supplement

Dear Sirs:

This will confirm the agreement between the Fontaine Trust (the "Trust") and Richard Fontaine and Company, Incorporated (the "Company") as follows:

Fontaine Global Income Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the Commonwealth of Massachusetts and is an open-end management investment company. The Trust and the Company have entered into a Master Agency Agreement, dated September 15, 1989 (as from time to time amended and supplemented, the "Master Agency Agreement"), pursuant to which the Company has undertaken to provide certain transfer agent series identified therein. Certain capitalized terms used without definition in this Amended and Restated Agency Agreement Supplement have the meaning specified in the Master Agency Agreement.

The Trust agrees with the Company as follows:

    1. Adoption of Master Agency Agreement - The Master Agency Agreement is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Agency Agreement; and its shares shall be a "Series" of shares as referred to therein.

    2. Payment of Fees - For all services to be rendered, facilities furnished and expenses paid or assumed by the Company as provided in the Master Agency Agreement and herein, the Fund shall pay the following fees:

                              FEE SCHEDULE


Annual Fee for Fund:                  $21.00

Shareholder Transaction Fees:

         1.  New Subscription         $ 5.00

         2.  Manual Transactions - includes purchase of shares,
              redemption of shares, exchanges and cutting dividend
              checks.                 $ 1.50

         3.  Telephone Calls          $ 2.50

         4.  Dividend Distributions   $  .75

         5.  Close Account            $ 2.00

Out of Pocket Expenses:

A billing of the recovery of out-of pocket expenses will be made monthly as of the end of each month. These include but are not limited to the following: telephone, telex, telecopier, postage, insurance, legal fees, courier service, duplicating, stationary and forms.

If the foregoing correctly sets forth the agreement and understanding between the Trust and the Company, please so indicate by signing this Amended and Restated Agency Agreement Supplement and returning it to the Trust.

Very truly yours,

ATTEST:                                      THE FONTAINE TRUST,
                                             ON BEHALF OF THE
                                             FONTAINE GLOBAL INCOME FUND
/s/ Kimberly A. Malkowski                    By: /s/ Richard H. Fontaine
Secretary                                    Title: President
                                             Name:  Richard H. Fontaine


ATTEST:                                      RICHARD FONTAINE AND COMPANY,
                                             INCORPORATED

/s/ Kimberly A. Malkowski                    By: /s/ Richard H. Fontaine
Secretary                                    Title: President
                                             Name:  Richard H. Fontaine

FONTAINE GLOBAL GROWTH FUND
A Fund of The Fontaine Trust
210 W. Pennsylvania Avenue, Suite 240
Towson, MD 21204



January 1, 1997


Richard Fontaine and Company, Incorporated
210 W. Pennsylvania Avenue, Suite 240
Towson, MD  21204


Amended and Restated
Agency Agreement Supplement

Dear Sirs:

This will confirm the agreement between the Fontaine Trust (the "Trust") and Richard Fontaine and Company, Incorporated (the "Company") as follows:

Fontaine Global Income Fund (the "Fund") is a series portfolio of the Trust which has been organized as a business trust under the laws of the Commonwealth of Massachusetts and is an open-end management investment company. The Trust and the Company have entered into a Master Agency Agreement, dated September 15, 1989 (as from time to time amended and supplemented, the "Master Agency Agreement"), pursuant to which the Company has undertaken to provide certain transfer agent series identified therein. Certain capitalized terms used without definition in this Amended and Restated Agency Agreement Supplement have the meaning specified in the Master Agency Agreement.

The Trust agrees with the Company as follows:

    1. Adoption of Master Agency Agreement - The Master Agency Agreement is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Agency Agreement; and its shares shall be a "Series" of shares as referred to therein.

    2. Payment of Fees - For all services to be rendered, facilities furnished and expenses paid or assumed by the Company as provided in the Master Agency Agreement and herein, the Fund shall pay the following fees:

                              FEE SCHEDULE


Annual Fee for Fund:                  $21.00

Shareholder Transaction Fees:

         1.  New Subscription         $ 5.00

         2.  Manual Transactions - includes purchase of shares,
              redemption of shares, exchanges and cutting dividend
              checks.                 $ 1.50

         3.  Telephone Calls          $ 2.50

         4.  Dividend Distributions   $  .75

         5.  Close Account            $ 2.00

Out of Pocket Expenses:

A billing of the recovery of out-of pocket expenses will be made monthly as of the end of each month. These include but are not limited to the following: telephone, telex, telecopier, postage, insurance, legal fees, courier service, duplicating, stationary and forms.

If the foregoing correctly sets forth the agreement and understanding between the Trust and the Company, please so indicate by signing this Amended and Restated Agency Agreement Supplement and returning it to the Trust.

Very truly yours,

ATTEST:                                      THE FONTAINE TRUST,
                                             ON BEHALF OF THE
                                             FONTAINE GLOBAL GROWTH FUND
/s/ Kimberly A. Malkowski                    By: /s/ Richard H. Fontaine
Secretary                                    Title: President
                                             Name:  Richard H. Fontaine


ATTEST:                                      RICHARD FONTAINE AND COMPANY,
                                             INCORPORATED

/s/ Kimberly A. Malkowski                    By: /s/ Richard H. Fontaine
Secretary                                    Title: President
                                             Name:  Richard H. Fontaine

                                                 Exhibit 10(c

[Katten Muchin & Zavis Letterhead]


Washington, D.C.                                               (202) 625-3781

April 25, 1997



The Fontaine Trust
210 W. Pennsylvania Avenue
Towson, MD 21204-9456

Re: Consent of Counsel

Dear Gentlemen:

This consent is given in connection with the filing by The Fontaine Trust (the "Trust"), a Massachusetts business trust, of Post-Effective Amendment No. 10 to its Registration Statement (File No. 33-29678/811-5835) on Form N1-A (the "Registration Statement") under the Securities Act of 19343, as amended, and the Investment Company Act of 1940, as amended. We consent to the reference to Katten Muchin & Zavis under the caption "Counsel and Independent Public Accountants" in the prospectus and under the caption "Legal Matters" in the Statement of Additional Information comprising a part of the Registration Statement.

Very truly yours,

/s/ Katten Muchin & Zavis

KATTEN MUCHIN & ZAVIS

                                                 Exhibit 11

[Coopers & Lybrand L.L.P. Letterhead]

CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
The Fontaine Trust:

	We consent to the incorporation by reference in Post-Effective Amendment No. 10 to the Registration Statement of the Fontaine Trust on Form N-1A (File No. 33-29678) of our report dated February 20, 1997 on our audits of the financial statements and financial highlights of the Fontaine Capital Appreciation Fund, Fontaine Global Growth Fund, and Fontaine Global Income Fund, three of the portfolios included in the Fontaine Trust, which report is included in the Annual Report to the Shareholders for the year ended December 31, 1996, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.


/s/ Coopers & Lybrand, L.L.P.

COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
April 25, 1997

                                                 Exhibits 16(a)(1),
                                                 16(a)(2) and 16(a)(3)

Part C--Other Information
        Item 24(b)(16)(a)


THE FONTAINE TRUST

FONTAINE CAPITAL APPRECIATION FUND
FONTAINE GLOBAL GROWTH FUND
FONTAINE GLOBAL INCOME FUND

Computations of a $1,000 Hypothetical Investment in each of
 Fontaine Capital Appreciation Fund, Fontaine Global Growth Fund and Fontaine Global Income Fund and set forth in the Prospectus Fee Table

	The table below shows the cumulative expenses attributable to a hypothetical $1,000 investment* for the period specified, assuming (1) 5% annual return and (2) redemption at the end of each time period**:

					  1 year	  3 years	  5 years	  10 years
Capital Appreciation Fund 	   $19     	    $59        $102        $221
Global Growth Fund        	   $18     	    $57         $98        $214
Global Income Fund       	   $15          $48         $82        $180

*The minimum initial investment for each Fund is $1,000.

**There are no charges imposed upon redemption.

Capital Appreciation Fund

Year 1 :   $1,000 + ($1,000 x 5% = $50) = $1,050
           $1,050 - ($1,000 x 1.89% = $18.90) = $1,031.10
           $1,000 + $1,031.10 = $2,031.10 / 2 = $1,015.55
           $1,015.55 x 1.89% = $19.19
           Rounds to $19

Year 2:    $1,031.10 + ($1,031.10 x 5% = $51.56) = $1,082.66
           $1,082.66 - ($1,031.10 x 1.89% = $19.49) = $1,063.17
           $1,031.10 + $1,063.17 = $2,094.27 / 2 = $1,047.13
           $1,047.13 x 1.89% = $19.79

Year 3:    $1,063.17 + ($1,063.17 x 5% = $53.16) = $1,116.33
           $1,116.33 - ($1,063.17 x 1.89% = $20.09) = $1,096.23
           $1,063.17 + $1,096.23 = $2,159.40 / 2 = $1,079.70
           $1,079.70 x 1.89% = $20.41
           $(19.19 + 19.79 + 20.41) = $59.39
           Rounds to $59

Year 4:    $1,096.23 + ($1,096.23 x 5% = $54.81) = $1,151.04
           $1,151.04 - ($1,096.23 x 1.89% = $20.72) = $1,130.32
           $1,096.23 + $1,130.32 = $2,226.56 / 2 = $1,113.28
           $1,113.28 x 1.89% = $21.04

Year 5:    $1,130.32 + ($1,130.32 x 5% = $56.52) = $1,186.84
           $1,186.84 - ($1,130.32 x 1.89% = $21.36) = $1,165.48
           $1,130.32 + $1,165.48 = $2,295.80 / 2 = $1,147.90
           $1,147.90 x 1.89% = $21.70
           $(19.19 + 19.79 + 20.41 + 21.04 + 21.70) = $102.13
           Rounds to $102


Part C--Other Information
        Item 24(b)(16)(a)

Capital Appreciation Fund

Year 6:    $1,165.48 + ($1,165.48 x 5% = $58.27) = $1,223.75
           $1,223.75 - ($1,165.48 x 1.89% = $22.03) = $1,201.72
           $1,165.48 + $1,201.72 = $2,367.20 / 2 + $1,183.60
           $1,183.60 x 1.89% = $22.37

Year 7:    $1,201.72 + ($1,201.72 x 5% = $60.09) = $1,261.81
           $1,261.81 - ($1,201.72 x 1.89% = $22.71) = $1,239.10
           $1,201.72 + $1,239.10 = $2,440.82 / 2 = $1,220.41
           $1,220.41 x 1.89% = $23.07

Year 8:    $1,239.10 + ($1,239.10 x 5% = $61.95) = $1,301.05
           $1,301.05 - ($1,239.10 x 1.89% = $23.42) = $1,277.63
           $1,239.10 + $1,277.63 = $2,516.73 / 2 = $1,258.37
           $1,258.37 x 1.89% = $23.78

Year 9:    $1,277.63 + ($1,277.63 x 5% = $63.88) = $1,341.52
           $1,341.52 - ($1,277.63 x 1.89% = $24.15) = $1,317.37
           $1,277.63 + $1,317.37 = $2,595.00 / 2 = $1,297.50
           $1,297.50 x 1.89% = $24.52

Year 10:   $1,317.37 + ($1,317.37 x 5% = $65.87) = $1,383.34
           $1,383.34 - ($1,317.37 x 1.89% = $24.90) = $1,358.34
           $1,317.37 + $1,358.34 = $2,675.71 / 2 = $1,337.85
           $1,337.85 x 1.89% = $25.29
           $(19.19 + 19.79 + 20.41 + 21.04 + 21.70 +
             22.37 + 23.07 + 23.78 + 24.52 + 25.29) = $221.15
           Rounds to $221

Global Growth Fund

Year 1 :   $1,000 + ($1,000 x 5% = $50) = $1,050
           $1,050 - ($1,000 x 1.82% = $18.18) = $1,031.82
           $1,000 + $1,031.82 = $2,031.82 / 2 = $1,015.91
           $1,015.91 x 1.82% = $18.47
           Rounds to $18

Year 2:    $1,031.82 + ($1,031.82 x 5% = $51.59) = $1,083.41
           $1,083.41 - ($1,031.82 x 1.82% = $18.76) = $1,064.65
           $1,031.82 + $1,064.65 = $2,096.47 / 2 = $1,048.24
           $1,048.24 x 1.82% = $19.06

Year 3:    $1,064.65 + ($1,064.65 x 5% = $53.23) = $1,117.89
           $1,117.89 - ($1,064.65 x 1.82% = $19.36) = $1,098.53
           $1,064.65 + $1,098.53 = $2,163.18 / 2 = $1,081.59
           $1,081.59 x 1.82% = $19.66
           $(18.47 + 19.06 + 19.66) = $57.19
           Rounds to $57


Part C--Other Information
        Item 24(b)(16)(a)

Global Growth Fund (cont'd)

Year 4:    $1,098.53 + ($1,098.53 x 5% = $54.93) = $1,153.46
           $1,153.46 - ($1,098.53 x 1.82% = $19.97) = $1,133.48
           $1,098.53 + $1,133.48 = $2,232.01 / 2 = $1,116.01
           $1,116.01 x 1.82% = $20.29

Year 5:    $1,133.48 + ($1,133.48 x 5% = $56.67) = $1,190.16
           $1,190.16 - ($1,133.48 x 1.82% = $20.61) = $1,169.55
           $1,133.48 + $1,169.55 = $2,303.04 / 2 = $1,151.52
           $1,151.52 x 1.82% = $20.93
           $(18.47 + 19.06 + 19.66 + 20.29 + 20.93) = $98.41
           Rounds to $98

Year 6:    $1,169.55 + ($1,169.55 x 5% = $58.48) = $1,228.03
           $1,228.03 - ($1,169.55 x 1.82% = $21.26) = $1,206.77
           $1,169.55 + $1,206.77 = $2,376.32 / 2 = $1,188.16
           $1,188.16 x 1.82% = $21.60

Year 7:    $1,206.77 + ($1,206.77 x 5% = $60.34) = $1,267.11
           $1,267.11 - ($1,206.77 x 1.82% = $21.94) = $1,245.17
           $1,206.77 + $1,245.17 = $2,451.93 / 2 = $1,225.97
           $1,225.97 x 1.82% = $22.29

Year 8:    $1,245.17 + ($1,245.17 x 5% = $62.26) = $1,307.43
           $1,307.43 - ($1,245.17 x 1.82% = $22.64)= $1,284.79
           $1,245.17 + $1,284.79 = $2,529.96 / 2 = $1,264.98
           $1,264.98 x 1.82% = $23.00

Year 9:    $1,284.79 + ($1,284.79 x 5% = $64.24) = $1,349.03
           $1,349.03 - ($1,284.79 x 1.82% = $23.36) = $1,325.67
           $1,284.79 + $1,325.67 = $2,610.46 / 2 = $1,305.23
           $1,305.23 x 1.82% = $23.73

Year 10:   $1,325.67 + ($1,325.67 x 5% = $66.28) = $1,391.95
           $1,391.95 - ($1,325.67 x 1.82% = $24.10) = $1,367.85
           $1,325.67 + $1,367.85 = $2,693.52 / 2 = $1,346.76
           $1,346.76 x 1.82% = $24.48
           $(18.47 + 19.06 + 19.66 + 20.29 + 20.93 +
             21.60 + 22.29 + 23.00 + 23.73 + 24.48) = $213.51
           Rounds to $214

Global Income Fund

Year 1 :   $1,000 + ($1,000 x 5% = $50) = $1,050
           $1,050 - ($1,000 x 1.51% = $15.10) = $1,034.90
           $1,000 + $1,034.90 = $2,034.90 / 2 = $1,017.45
           $1,017.45 x 1.51% = $15.36
           Rounds to $15

Year 2:    $1,034.90 + ($1,034.90 x 5% = $51.75) = $1,086.65
           $1,086.65 - ($1,034.90 x 1.51% = $15.63) = $1,071.02
           $1,034.90 + $1,071.02 = $2,105.92 / 2 = $1,052.96
           $1,052.96 x 1.51% = $15.90


Part C--Other Information
        Item 24(b)(16)(a)

Global Income Fund (cont'd)

Year 3:    $1,071.02 + ($1,071.02 x 5% = $53.55) = $1,124.57
           $1,124.57 - ($1,071.02 x 1.51% = $16.17) = $1,108.40
           $1,071.02 + $1,108.40 = $2,179.41 / 2 = $1,089.71
           $1,089.71 x 1.51% = $16.45
           $(12.33 + 15.90 + 16.45) = $47.72
           Rounds to $47

Year 4:    $1,108.40 + ($1,108.40 x 5% = $55.42) = $1,163.82
           $1,163.82 - ($1,108.40 x 1.51% = $16.74) = $1,147.08
           $1,108.40 + $1,147.08 = $2,255.48 / 2 = $1,127.74
           $1,127.74 x 1.51% = $17.03

Year 5:    $1,147.08 + ($1,147.08 x 5% = $57.35) = $1,204.43
           $1,204.43 - ($1,147.08 x 1.51% = $17.32) = $1,187.11
           $1,147.08 + $1,187.11 = $2,334.19 / 2 = $1,167.10
           $1,167.10 x 1.51% = $17.62
           $(15.36 + 15.90 + 16.45 + 17.03 + 17.62) = $82.37
           Rounds to $82

Year 6     $1,187.11 + ($1,187.11 x 5% = $59.36) = $1,246.47
           $1,246.47 - ($1,187.11 x 1.51% = $17.93) = $1,228.54
           $1,187.11 + $1,228.54 = $2,415.66 / 2 = $1,207.83
           $1,207.83 x 1.51% = $18.24

Year 7     $1,228.54 + ($1,228.54 x 5% = $61.43) = $1,289.97
           $1,289.97 - ($1,228.54 x 1.51% = $18.55) = $1,271.42
           $1,228.54 + $1,271.42 = $2,499.96 / 2 = $1,249.98
           $1,249.98 x 1.51% = $18.87

Year 8     $1,271.42 + ($1,271.42 x 5% = $63.57) = $1,334.99
           $1,334.99 - ($1,271.42 x 1.51% = $19.20) = $1,315.79
           $1,271.42 + $1,315.79 = $2,587.21 / 2 = $1,293.61
           $1,293.61 x 1.51% = $19.53

Year 9     $1,315.79 + ($1,315.79 x 5% = $65.79) = $1,381.58
           $1,381.58 - ($1,315.79 x 1.51% = $19.87) = $1,361.71
           $1,315.79 + $1,361.71 = $2,677.50 / 2 = $1,338.75
           $1,338.75 x 1.51% = $20.22

Year 10    $1,361.71 + ($1,361.71 x 5% = $68.09) = $1,429.80
           $1,429.80 - ($1,361.71 x 1.51% = $20.56) = $1,409.24
           $1,361.71 + $1,409.24 = $2,770.95 / 2 = $1,385.47
           $1,385.47 x 1.51% = $20.92
           $(15.36 + 15.90 + 16.45 + 17.03 + 17.62 +
             18.24 + 18.87 + 19.53 + 20.22 + 20.92) = $180.15
           Rounds to $180

                                                 Exhibits 16(b)(1),
                                                 16(b)(2) and 16(b)(3)

Part C--Other Information
        Item 24(b)(16)(b)

THE FONTAINE TRUST
FONTAINE CAPITAL APPRECIATION FUND

Computations of the SEC's Standarized Average Annual Return for the period December 31, 1995 to December 31, 1996 as set forth in the Statement of Additional Information.

Average Annual Total Return of a Hypothetical $1,000 Investment in the Fund

           T = (ERV/P)1/n - 1
 where,
           P = a hypothetical initial investment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period December 31, 1995 to December 31, 1996:

Calculation of ERV:

(12/31/95)  $1,000 @ $10.67/sh = 93.721 shares
(12/22/96)  93.721 shares @ $2.90/sh (dividend
            distribution) = $271.79
            $271.79 @ $9.37 (reinvest price) = 29.006 shares
            93.721 shares + 29.006 shares = 122.727 shares
(12/31/96)  122.727 shares @ $9.37/sh = $1,149.95

     T = ($1,149.95/$1,000)1/1 - 1
       = 1.14995 - 1
       = +.14995
       = + 15.0%



Part C--Other Information
        Item 24(b)(16)(b)

Computations of the SEC's Standarized Average Annual Return for the period December 31, 1991 to December 31, 1996 as set forth in the Statement of Additional Information.

Average Annual Total Return of a Hypothetical $1,000 Investment in the Fund

           T = (ERV/P)1/n - 1
 where,
           P = a hypothetical initial investment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period December 31, 1991 to December 31, 1996:

Calculation of ERV:

(12/31/91) $1,000 @ $10.78/sh = 92.764 shares
(12/23/92) 92.764 shares @ $0.75/sh (dividend
                  distribution) = $69.57
           $69.57 @ $9.53 (reinvest price) = 7.300 shares
           92.764 shares + 7.300 shares = 100.065 shares
(8/30/93)  100.065 shares @ $0.075/sh (dividend
                  distribution) = $7.50
           $7.50 @ $10.39 (reinvest price) = .722 shares
           100.065 shares + .722 shares = 100.787 shares
(12/23/93) 100.787 shares @ $0.125/sh (dividend
                  distribution) = $12.60
           $12.60 @ $10.80 (reinvest price) = 1.167 shares
           100.787 shares + 1.167 shares = 101.954 shares
(12/27/94) 101.954 shares @ $0.25/sh (dividend
                  distribution) = $25.49
           $25.49 @ $10.67 (reinvest price) = 2.389 shares
           101.954 shares + 2.389 shares = 104.342 shares
(12/22/95) 104.342 shares @ $1.76/sh (dividend
                  distribution) = $183.64
           $183.64 @ $10.76 (reinvest price) = 17.067 shares
           104.342 shares + 17.067 shares = 121.410 shares
(12/23/96) 121.410 shares @ $2.90/sh (dividend
                  distribution) = $352.09
           $352.09 @ $9.37 (reinvest price) = 37.576 shares
           121.410 shares + 37.576 shares = 158.986 shares
(12/31/96) 158.986 shares @ $9.37/sh = $1,489.70

     T = ($1,489.70/$1,000)1/5 - 1
       = 1.08298 - 1
       = +0.08298
       = + 8.3



Part C--Other Information
        Item 24(b)(16)(b)

Computations of the SEC's Standarized Average Annual Return for the period September 28, 1989 (Since Inception) to December 31, 1996 as set forth in the Statement of Additional Information.

Average Annual Total Return of a Hypothetical $1,000 Investment in the Fund

           T = (ERV/P)1/n - 1
 where,
           P = a hypothetical initial investment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period September 28, 1989 (Inception) to December 31, 1996:

Calculation of ERV:

(9/28/89)  $1,000 @ $10.00/sh = 100.000 shares
(12/19/89) 100.000 shares x $0.20/sh (dividend/
                  distribution) = $20.00
           $20.00 @ $10.19 (reinvest price) = 1.963 shares
           100.000 shares + 1.963 shares = 101.963 shares
(12/19/90) 101.963 shares x $0.437/sh (dividend/
                  distribution) = $44.56
           $44.56 @ 10.42 (reinvest price) = 4.276 shares
           101.963 shares + 4.276 shares = 106.239 shares
(12/23/91) 106.239 shares @ $0.84/sh (dividend/
                  distribution) = $89.24
           $89.24 @ $10.67 (reinvest price) = 8.364 shares
           106.236 shares + 8.364 shares = 114.603 shares
(12/23/92) 114.603 shares @ $0.75/sh (dividend/
                  distribution) = $85.95
           $85.95 @ $9.53 (reinvest price) = 9.019 shares
           114.603 shares + 9.019 shares = 123.622 shares
(8/30/93)  123.622 shares x $0.075/sh (dividend/
                  distribution) = $9.27
           $9.27 @ 10.39 (reinvest price) = .892 shares
           123.622 shares + .892 shares = 124.514 shares
(12/23/93) 124.514 shares @ $0.125/sh (dividend/
                  distribution) = $15.56
           $15.56 @ $10.80 (reinvest price) = 1.441 shares
           124.514 shares + 1.441 shares = 125.955 shares
(12/27/94) 125.955 shares @ $0.25/sh (dividend/
                  distribution) = $31.49
           $31.49 @ $10.67 (reinvest price) = 2.951 shares
           125.955 shares + 2.951 shares = 128.906 shares
(12/22/95) 128.906 shares @ $1.76/sh (dividend/
                  distribution) = $226.88
           $226.88 @ $10.76 (reinvest price) = 21.085 shares
           128.906 shares + 21.085 shares = 149.991 shares
(12/23/96) 149.991 shares @ $2.90/sh (dividend/
                  distribution) = $434.97
           $434.97 @ $9.37 (reinvest price) = 46.422 shares
           149.991 shares + 46.422 shares = 196.413 shares
Part C--Other Information
        Item 24(b)(16)(b)

(12/31/96) 196.413 shares @ $9.37/sh = $1,840.39

     T = ($1,840.39/$1,000)1/7.2685 - 1
       = (1.84039).1376 - 1
       = +0.08756
       = + 8.8%


 Part C--Other Information
        Item 24(b)(16)(b)

THE FONTAINE TRUST
FONTAINE GLOBAL GROWTH FUND

Computations of the SEC's Standarized Average Annual Return for the period December 31, 1995 to December 31, 1996 as set forth in the Statement of Additional Information.

Average Annual Total Return of a Hypothetical $1,000 Investment in the Fund

           T = (ERV/P)1/n - 1
 where,
           P = a hypothetical initial investment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period December 31, 1995 to December 31, 1996:

Calculation of ERV:

(12/31/94)  $1,000 @ $9.61 = 104.058 shares
(12/22/95)  104.058 shares @ $0.93/sh (dividend
            distribution) = $96.77
            $96.77 @ $10.11 (reinvest price) = 9.572 shares
            104.058 shares + 9.572 shares = 113.630 shares
(12/31/95)  113.630 shares @ $10.03/sh = $1,139.71

     T = ($1,139.71/$1,000)1/1 - 1
       = 1.13971 - 1
       = +.13971
       = + 14.0%



Part C--Other Information
        Item 24(b)(16)(b)

Computations of the SEC's Standarized Average Annual Return for the period May 1, 1992 (Inception) to December 31, 1996 as set forth in the Statement of Additional Information.

Average Annual Total Return of a Hypothetical $1,000 Investment in the Fund

           T = (ERV/P)1/n - 1
 where,
           P = a hypothetical initial investment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period May 1, 1992 (Inception) to December 31, 1996:

Calculation of ERV:

(5/01/92)  $1,000 @ $10.00/sh = 100.000 shares
(12/23/92) 100.000 shares @ $0.33/sh (dividend/
                  distribution) = $33.00
           $33.00 @ $9.25 (reinvest price) = 3.568 shares
           100.000 shares + 3.568 shares = 103.568 shares
(12/23/93) 103.568 shares @ $0.24/SH (dividend/
                  distribution = $24.86
           $24.86 @ $10.39 (reinvest price) = 2.392 shares
           103.568 shares + 2.392 shares = 105.960 shares
(12/27/94) 105.960 shares @ $0.69/SH (dividend/
                  distribution = $73.11
           $73.11 @ $9.56 (reinvest price) = 7.648 shares
           105.960 shares + 7.648 shares = 113.608 shares
(12/22/95) 113.608 shares @ $0.93/SH (dividend/
                  distribution = $105.66
           $105.66 @ $10.11 (reinvest price) = 10.451 shares
           113.608 shares + 10.451 shares = 124.059 shares
(12/31/95) 124.059 shares @ $10.03 = $1,244.31

     T = ($1,244.31/$1,000)1/3.67123 - 1
       = (1.24431).27239 - 1
       = +.061347
       = + 6.1%


Part C--Other Information
        Item 24(b)(16)(b)

THE FONTAINE TRUST
FONTAINE GLOBAL INCOME FUND

Computations of the SEC's Standarized Average Annual Return for the period December 31, 1995 to December 31, 1996 as set forth in the Statement of Additional Information.

Average Annual Total Return of a Hypothetical $1,000 Investment in the Fund

           T = (ERV/P)1/n - 1
 where,
           P = a hypothetical initial investment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period December 31, 1995 to December 31, 1996:

Calculation of ERV:

(12/31/94)  $1,000 @ $10.16/sh = 98.425 shares
(3/27/95)   98.425 shares x $0.07/sh (dividend
                  distribution) = $6.89
            $6.89 @ $10.54 (reinvest price) = .654 shares
            98.425 shares + .654 shares = 99.079 shares
(6/28/95)   99.079 shares x $0.09/sh (dividend
                  distribution) = $8.92
            $8.92 @ $10.74 (reinvest price) = .830 shares
            99.079 shares + .830 shares = 99.909 shares
(9/28/95)   99.909 shares x $0.09/sh (dividend
                  distribution) = $8.99
            $8.99 @ $10.95 (reinvest price) = .821 shares
            99.909 shares + .821 shares = 100.730 shares
(12/22/95)  100.730 shares @ $0.72/sh (dividend
            distribution) = $72.53
            $72.53 @ $10.46 (reinvest price) = 6.934 shares
            100.730 shares + 6.934 shares = 107.664 shares
(12/31/95)  107.664 shares @ $10.46/sh = $1,126.17

     T = ($1,126.17/$1,000)1/1 - 1
       = 1.12617 - 1
       = +.12617
       = + 12.6%



Part C--Other Information
        Item 24(b)(16)(b)

Computations of the SEC's Standarized Average Annual Return for the period May 1, 1992 (Inception) to December 31, 1996 as set forth in the Statement of Additional Information.

Average Annual Total Return of a Hypothetical $1,000 Investment in the Fund

           T = (ERV/P)1/n - 1
 where,
           P = a hypothetical initial investment of $1,000
           T = average annual total return
           n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period May 1, 1992 (Inception) to December 31, 1996:

Calculation of ERV:

(5/01/92)  $1,000 @ $10.00/sh = 100.000 shares
(6/26/92)  100.000 shares @ $0.04/sh (dividend/
                  distribution) = $4.00
           $4.00 @ $10.16 (reinvest price) = 0.394 shares
           100.000 shares + 0.394 shares = 100.394 shares
(9/28/92)  100.394 shares @ $0.07/sh (dividend/
                  distribution) = $7.03
           $7.03 @ $10.36 (reinvest price) = 0.679 shares
           100.394 shares + 0.679 shares = 101.073 shares
(12/23/92) 101.073 shares @ $0.18/sh (dividend/
                  distribution) = $18.19
           $18.19 @ $9.32 (reinvest price) = 1.952 shares
           101.073 shares + 1.952 shares = 103.025 shares
(3/29/93)  103.025 shares @ $0.05/sh (dividend/
                  distribution) = $5.15
           $5.15 @ $9.77 (reinvest price) = 0.527 shares
           103.025 shares + .527 shares = 103.552 shares
(12/23/93) 103.552 shares @ $0.46/sh (dividend/
                  distribution) = $47.63
           $47.63 @ $10.87 (reinvest price) = 4.382 shares
           103.552 shares + 4.382 shares = 107.934 shares
(3/29/94)  107.934 shares x $0.04/sh (dividend/
                  distribution) = $4.32
           $4.32 @ $10.58 (reinvest price) = .408 shares
           107.934 shares + .408 shares = 108.342 shares
(6/29/94)  108.342 shares x $0.07/sh (dividend/
                  distribution) = $7.58
           $7.58 @ $10.46 (reinvest price) = .725 shares
           108.342 shares + .725 shares = 109.067 shares
(9/29/94)  109.067 shares x $0.19/sh (dividend/
                  distribution) = $20.72
           $20.72 @ $10.96 (reinvest price) = 1.891 shares
           109.067 shares + 1.891 shares = 110.958 shares
(12/27/94) 110.958 shares @ $0.48/sh (dividend/
                  distribution) = $53.26
           $53.26 @ $10.11 (reinvest price) = 5.268 shares
           110.958 shares + 5.268 shares = 116.226 shares
Part C--Other Information
        Item 24(b)(16)(b)

(3/27/95)  116.226 shares x $0.07/sh (dividend
                  distribution) = $8.14
            $8.14 @ $10.54 (reinvest price) = .772 shares
           116.226 shares + .772 shares = 116.998 shares
(6/28/95)  116.998 shares x $0.09/sh (dividend
                  distribution) = $10.53
           $10.53 @ $10.74 (reinvest price) = .980 shares
           116.998 shares + .980 shares = 117.978 shares
(9/28/95)  117.978 shares x $0.09/sh (dividend
                  distribution) = $10.62
           $10.62 @ $10.95 (reinvest price) = .970 shares
           117.978 shares + .970 shares = 118.948 shares
(12/22/95) 118.948 shares @ $0.72/sh (dividend
	             distribution) = $85.64
           $85.64 @ $10.46 (reinvest price) = 8.188 shares
           118.948 shares + 8.188 shares = 127.136 shares
(12/31/95) 127.136 shares @ $10.46/sh = $1,329.84

     T = ($1,329.84/$1,000)1/3.671233 - 1
       = (1.32984).27239 - 1
       = +0.080741
       = + 8.1%

                                                 Exhibits 16(c)(1), 16(c)(2)
                                                 and 16(c)(3)

Part C--Other Information
        Item 24(b)(16)(c)

Cumulative Total Return of a Hypothetical $1,000 Investment
 in the Fontaine Capital Appreciation Fund for the period
September 28, 1989 (Inception) to December 31, 1996

           C = (ERV/P) - 1
 where,
           C = Cumulative Total Return
           P = a hypothetical initial investment of $1,000
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

For the period (Inception) September 28, 1989 to December 31, 1996

Calculation of ERV:

(9/28/89)  $1,000 @ $10.00/sh = 100.000 shares
(12/19/89) 100.000 shares x $0.20/sh (dividend/
                  distribution) = $20.00
           $20.00 @ $10.19 (reinvest price) = 1.963 shares
           100.000 shares + 1.963 shares = 101.963 shares
(12/19/90) 101.963 shares x $0.437/sh (dividend/
                  distribution) = $44.56
           $44.56 @ 10.42 (reinvest price) = 4.276 shares
           101.963 shares + 4.276 shares = 106.239 shares
(12/23/91) 106.239 shares x $0.84/sh (dividend/
                  distribution) = $89.24
           $89.24 @ $10.67 (reinvest price) = 8.364 shares
           106.239 shares + 8.364 shares = 114.603 shares
(12/23/92) 114.603 shares x $0.75/sh (dividend/
                  distribution) = $85.95
           $85.95 @ $9.53 (reinvest price) = 9.019 shares
           114.603 shares + 9.019 shares = 123.622 shares
(8/30/93)  123.622 shares x $0.075/sh (dividend/
                  distribution) = $9.27
           $9.27 @ $10.39 (reinvest price) = .892 shares
           123.622 shares + .892 shares = 124.514 shares
(12/23/93) 124.514 shares x $0.125/sh (dividend/
                  distribution) = $15.56
           $15.56 @ $10.80 (reinvest price) = 1.441 shares
           124.514 shares + 1.441 shares = 125.955 shares
(12/27/94) 125.955 shares @ $0.25/sh (dividend/
                  distribution) = $31.49
           $31.49 @ $10.67 (reinvest price) = 2.951 shares
           125.955 shares + 2.951 shares = 128.906 shares
(12/22/95) 128.906 shares @ $1.76/sh (dividend/
                  distribution) = $226.88
		 $226.88 @ $10.76 (reinvest price) = 21.085 shares
           128.906 shares + 21.085 shares = 149.991 shares
(12/31/95) 149.991 shares @ $10.67/sh = $1,600.40

     C = ($1,600.40/$1,000) - 1
       = 1.60040 - 1
       = 0.60040
       = +60.0%



Part C--Other Information
        Item 24(b)(16)(c)

Cumulative Total Return of a Hypothetical $1,000 Investment in the Fontaine Global Growth Fund for the period
May 1, 1992 (Inception) to December 31, 1996

           C = (ERV/P) - 1
 where,
           C = Cumulative Total Return
           P = a hypothetical initial investment of $1,000
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


For the period (Inception) May 1, 1992 to December 31, 1996

Calculation of ERV:

(5/01/92)  $1,000 @ $10.00/sh = 100.000 shares
(12/23/92) 100.000 shares @ $0.33/sh (dividend/
                  distribution) = $33.00
           $33.00 @ $9.25 (reinvest price) = 3.568 shares
           100.000 shares + 3.568 shares = 103.568 shares
(12/23/93) 103.568 shares @ $0.24/sh (dividend/
                  distribution = $24.86
           $24.86 @ $10.39 (reinvest price) = 2.392 shares
           103.568 shares + 2.392 shares = 105.960 shares
(12/27/94) 105.960 shares @ $0.69/SH (dividend/
                  distribution = $73.11
           $73.11 @ $9.56 (reinvest price) = 7.648 shares
           105.960 shares + 7.648 shares = 113.608 shares
(12/22/95) 113.608 shares @ $0.93/SH (dividend/
                  distribution = $105.66
           $105.66 @ $10.11 (reinvest price) = 10.451 shares
           113.608 shares + 10.451 shares = 124.059 shares
(12/31/95) 124.059 shares @ $10.03 = $1,244.31

     C = ($1,244.31/$1,000) - 1
       = 1.24431 - 1
       = .24431
       = +24.4%



Part C--Other Information
        Item 24(b)(16)(c)

Cumulative Total Return of a Hypothetical $1,000 Investment in the Fontaine Global Income Fund for the period
May 1, 1992 (Inception) to December 31, 1996

           C = (ERV/P) - 1
 where,
           C = Cumulative Total Return
           P = a hypothetical initial investment of $1,000
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


For the period (Inception) May 1, 1992 to December 31, 1996:

Calculation of ERV:

(5/01/92)  $1,000 @ $10.00/sh = 100.000 shares
(6/26/92)  100.000 shares @ $0.04/sh (dividend/
                  distribution) = $4.00
           $4.00 @ $10.16 (reinvest price) = 0.394 shares
           100.000 shares + 0.394 shares = 100.394 shares
(9/28/92)  100.394 shares @ $0.07/sh (dividend/
                  distribution) = $7.03
           $7.03 @ $10.36 (reinvest price) = 0.679 shares
           100.394 shares + 0.679 shares = 101.073 shares
(12/23/92) 101.073 shares @ $0.18/sh (dividend/
                  distribution) = $18.19
           $18.19 @ $9.32 (reinvest price) = 1.952 shares
           101.073 shares + 1.952 shares = 103.025 shares
(3/29/93)  103.025 shares @ $0.05/sh (dividend/
                  distribution) = $5.15
           $5.15 @ $9.77 (reinvest price) = .527 shares
           103.025 shares + .527 shares = 103.552 shares
(12/23/93) 103.552 shares @ $0.46/sh (dividend/
                  distribution) = $47.63
           $47.63 @ $10.87 (reinvest price) = 4.382 shares
           103.552 shares + 4.382 shares = 107.934 shares
(3/29/94)  107.934 shares x $0.04/sh (dividend/
                  distribution) = $4.32
           $4.32 @ $10.58 (reinvest price) = .408 shares
           107.934 shares + .408 shares = 108.342 shares
(6/29/94)  108.342 shares x $0.07/sh (dividend/
                  distribution) = $7.58
           $7.58 @ $10.46 (reinvest price) = .725 shares
           108.342 shares + .725 shares = 109.067 shares
(9/29/94)  109.067 shares x $0.19/sh (dividend/
                  distribution) = $20.72
           $20.72 @ $10.96 (reinvest price) = 1.891 shares
           109.067 shares + 1.891 shares = 110.958 shares
(12/27/94) 110.958 shares @ $0.48/sh (dividend/
                  distribution) = $53.26
           $53.26 @ $10.11 (reinvest price) = 5.268 shares
           110.958 shares + 5.268 shares = 116.226 shares



Part C--Other Information
        Item 24(b)(16)(c)


 (3/27/95)  116.226 shares x $0.07/sh (dividend
                  distribution) = $8.14
            $8.14 @ $10.54 (reinvest price) = .772 shares
           116.226 shares + .772 shares = 116.998 shares
(6/28/95)  116.998 shares x $0.09/sh (dividend
                  distribution) = $10.53
           $10.53 @ $10.74 (reinvest price) = .980 shares
           116.998 shares + .980 shares = 117.978 shares
(9/28/95)  117.978 shares x $0.09/sh (dividend
                  distribution) = $10.62
           $10.62 @ $10.95 (reinvest price) = .970 shares
           117.978 shares + .970 shares = 118.948 shares
(12/22/95) 118.948 shares @ $0.72/sh (dividend
	             distribution) = $85.64
           $85.64 @ $10.46 (reinvest price) = 8.188 shares
           118.948 shares + 8.188 shares = 127.136 shares
(12/31/95) 127.136 shares @ $10.46/sh = $1,329.84

     C = ($1,329.84/$1,000) - 1
       = 1.32984 - 1
       = +.32984
       = + 33.0%

                                                 Exhibit 16(d)

Part C--Other Information
        Item 24(b)(16)(d)


Fontaine Global Income Fund
Sec 30-day Yield Calculation
12/31/96


Yield = 2[((((a-b)/cd)+1)^6)-1]

where:

a=dividends and interest earned during the period b=expenses accrued during the period, net of reimbursements c=average daily number of shares oustanding during the period entitled to receive dividends
d=maximum offering price per share on the last day of the month

a =   $8,936.50
b =   $2,550.07
c = 224,301.419
d =      $10.89


Yield = 3.16%

                                                 Exhibit 17

[NAME] FONTAINE TRUST
[SERIES]
   [NUMBER] 1
   [NAME] FONTAINE CAPITAL APPRECIATION FUND

[PERIOD-TYPE]                             YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                        4,662,258
[INVESTMENTS-AT-VALUE]                       4,296,992
[RECEIVABLES]                                2,545,516
[ASSETS-OTHER]                                   4,177
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                               6,846,685
[PAYABLE-FOR-SECURITIES]                       344,250
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       97,636
[TOTAL-LIABILITIES]                            441,886
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     7,100,185
[SHARES-COMMON-STOCK]                          683,834
[SHARES-COMMON-PRIOR]                          495,226
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                           2,502
[ACCUMULATED-NET-GAINS]                      (326,795)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                     (366,089)
[NET-ASSETS]                                 6,404,799
[DIVIDEND-INCOME]                               51,853
[INTEREST-INCOME]                               50,536
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                  96,529
[NET-INVESTMENT-INCOME]                          5,860
[REALIZED-GAINS-CURRENT]                     1,025,313
[APPREC-INCREASE-CURRENT]                    (299,752)
[NET-CHANGE-FROM-OPS]                          731,421
[EQUALIZATION]                                      55
[DISTRIBUTIONS-OF-INCOME]                        5,861
[DISTRIBUTIONS-OF-GAINS]                       965,016
[DISTRIBUTIONS-OTHER]                          329,297
[NUMBER-OF-SHARES-SOLD]                        251,892
[NUMBER-OF-SHARES-REDEEMED]                    193,950
[SHARES-REINVESTED]                            130,666
[NET-CHANGE-IN-ASSETS]                       1,122,414
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                     (60,298)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           61,135
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                122,281
[AVERAGE-NET-ASSETS]                         6,437,697
[PER-SHARE-NAV-BEGIN]                            10.67
[PER-SHARE-NII]                                    .01
[PER-SHARE-GAIN-APPREC]                           1.59
[PER-SHARE-DIVIDEND]                               .01
[PER-SHARE-DISTRIBUTIONS]                         2.89
[RETURNS-OF-CAPITAL]                              0.00
[PER-SHARE-NAV-END]                               9.37
[EXPENSE-RATIO]                                   1.49
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[NAME] THE FONTAINE TRUST
[SERIES]
   [NUMBER] 2
   [NAME] FONTAINE GLOBAL GROWTH FUND

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                        5,404,211
[INVESTMENTS-AT-VALUE]                       4,959,402
[RECEIVABLES]                                  755,199
[ASSETS-OTHER]                                   5,061
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                               5,719,662
[PAYABLE-FOR-SECURITIES]                       834,804
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       81,971
[TOTAL-LIABILITIES]                            916,775
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     5,304,321
[SHARES-COMMON-STOCK]                          384,149
[SHARES-COMMON-PRIOR]                           69,788
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                          13,189
[ACCUMULATED-NET-GAINS]                       (40,316)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                     (447,929)
[NET-ASSETS]                                 4,802,887
[DIVIDEND-INCOME]                               31,024
[INTEREST-INCOME]                               23,085
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                  43,264
[NET-INVESTMENT-INCOME]                         10,845
[REALIZED-GAINS-CURRENT]                       354,248
[APPREC-INCREASE-CURRENT]                    (441,604)
[NET-CHANGE-FROM-OPS]                         (76,511)
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       10,701
[DISTRIBUTIONS-OF-GAINS]                       354,247
[DISTRIBUTIONS-OTHER]                           53,507
[NUMBER-OF-SHARES-SOLD]                        530,302
[NUMBER-OF-SHARES-REDEEMED]                    246,905
[SHARES-REINVESTED]                             30,964
[NET-CHANGE-IN-ASSETS]                       4,102,758
[ACCUMULATED-NII-PRIOR]                          (143)
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           23,702
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                 53,732
[AVERAGE-NET-ASSETS]                         2,955,571
[PER-SHARE-NAV-BEGIN]                            10.03
[PER-SHARE-NII]                                    .06
[PER-SHARE-GAIN-APPREC]                           3.65
[PER-SHARE-DIVIDEND]                               .02
[PER-SHARE-DISTRIBUTIONS]                         1.22
[RETURNS-OF-CAPITAL]                              0.00
[PER-SHARE-NAV-END]                               12.5
[EXPENSE-RATIO]                                   1.46
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[NAME] THE FONTAINE TRUST
[SERIES]
   [NUMBER] 3
   [NAME] FONTAINE GLOBAL INCOME FUND

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                        4,063,819
[INVESTMENTS-AT-VALUE]                       3,998,378
[RECEIVABLES]                                  191,871
[ASSETS-OTHER]                                   3,465
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                               4,193,714
[PAYABLE-FOR-SECURITIES]                       547,775
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                      887,150
[TOTAL-LIABILITIES]                          1,434,925
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     2,839,176
[SHARES-COMMON-STOCK]                          253,409
[SHARES-COMMON-PRIOR]                          101,297
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                         (9,715)
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                      (70,672)
[NET-ASSETS]                                 2,758,789
[DIVIDEND-INCOME]                               20,440
[INTEREST-INCOME]                               43,586
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                  22,423
[NET-INVESTMENT-INCOME]                         41,603
[REALIZED-GAINS-CURRENT]                       184,770
[APPREC-INCREASE-CURRENT]                     (74,151)
[NET-CHANGE-FROM-OPS]                          152,222
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                       41,808
[DISTRIBUTIONS-OF-GAINS]                       184,770
[DISTRIBUTIONS-OTHER]                            9,715
[NUMBER-OF-SHARES-SOLD]                        235,669
[NUMBER-OF-SHARES-REDEEMED]                    100,375
[SHARES-REINVESTED]                             16,818
[NET-CHANGE-IN-ASSETS]                       1,699,246
[ACCUMULATED-NII-PRIOR]                            205
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           13,185
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                 26,898
[AVERAGE-NET-ASSETS]                         1,787,241
[PER-SHARE-NAV-BEGIN]                            10.46
[PER-SHARE-NII]                                    .26
[PER-SHARE-GAIN-APPREC]                           1.33
[PER-SHARE-DIVIDEND]                               .30
[PER-SHARE-DISTRIBUTIONS]                          .86
[RETURNS-OF-CAPITAL]                              0.00
[PER-SHARE-NAV-END]                              10.89
[EXPENSE-RATIO]                                   1.24
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

                                                 Exhibit 19

THE FONTAINE TRUST



SPECIMEN
PRICE MAKE-UP SHEET

December 31, 1996



Value of Registrant's
Portfolio Securities      Outstanding                    Total Offering
and Other Assets          Securities                     Price Per Share
________________________________________________________________________



THE FONTAINE CAPITAL APPRECIATION FUND


   $6,404,799               683,834                              $9.37



THE FONTAINE GLOBAL GROWTH FUND


   $4,802,887               384,149                             $12.50



THE FONTAINE GLOBAL INCOME FUND


   $2,758,789               253,409                             $10.89